united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450	Cincinnati, OH 45246
(Address of principal executive offices)	(Zip code)

Ultimus Fund Solutions, LLC

Attn: Gregory Knoth

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2020

Item 1. Reports to Stockholders.

DANA LARGE CAP EQUITY FUND
DANA SMALL CAP EQUITY FUND
DANA EPIPHANY ESG EQUITY FUND

Semi-Annual Report
April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (855) 280-9648 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at (855) 280-9648. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Dana Investment Advisors, Inc.
20700 Swenson Drive, Suite 400
Waukesha, WI 53186
(855) 280-9648
www.danafunds.com

Dear Fellow Shareholders,

Enclosed is the Semi-Annual Report for the Dana Funds. When looking back at the prior six months, they may be remembered for the highest of highs, as the S&P 500 continued to make new daily highs into February, and the lowest of lows, as the markets quickly entered into bear market territory in light of the COVID-19 pandemic. In December, few if any of us knew of COVID-19; now it dominates our daily news feeds, has a place in Webster’s Dictionary, and will impact our daily lives for the foreseeable future. With each day that passes, we get new data regarding COVID-19, yet it may take years to fully comprehend its impact. In such an environment, it is important to remain committed to a process and not let the extremes reached during stress and heightened volatility drive long-term investment decisions. Just as abruptly as the equity markets entered the bear market, the recovery has been equally as rapid, making ‘timing’ the market nearly impossible. If anything, these times reiterate the need for professional asset managers and advisors to help reach your goals.

Like many businesses, the health and safety of our employees and clients are our highest priorities. Our employees have long been equipped with tools and technology to work remotely, and we have remained 100% operational during these times. While mandates across the country differ, our headquarters in Wisconsin has remained opened with light staffing to make sure client needs and communications are not missed. As stewards of your hard-earned capital and investors alongside you in the Funds, we don’t enjoy seeing the Funds decline in value. Rest assured, our investment team has been diligently evaluating opportunities, and they are energized and excited by those that have been presented in light of the recent uncertainty. We are grateful for all of the support and trust from our fellow shareholders. We welcome your comments and questions, and you may reach us via email at DanaFunds@danainvestments.com.

Economic and Market Recap

At the end of 2019, the equity markets appeared resilient despite uncertainty regarding impeachment hearings, growing geo-political risks, and elevated valuations. Yet an accommodative Fed policy, optimism for earnings growth in 2020, and signs of trade tariff clarity won out in the minds of investors. The U.S. equity market continued its upward trajectory into the new year with the S&P 500® Index peaking towards the middle of February, but abruptly turned south in light of the pandemic. Without much clarity on the effects of COVID-19, investors and markets reminded us once again how much they hate uncertainty. Panic selling was prevalent in markets through much of March as safer-at-home orders began to weigh on earnings and companies began to withdraw full-year guidance. While the cause of this market sell-off might be different from others in history, it shares similarities in that it has presented great opportunities for investors that can handle risk and see through the near-term volatility. Market capitalization has been a strong determinate of better performance in the prior six months with investors flocking to ‘safer’ mega-cap companies that appear to have more staying power than smaller capitalization companies given the economic shut-down. The six-month period returns through April 30th were -3.16% for the S&P 500® Index and -15.47% for the Russell 2000® Index.

1

Funds Update

As previously mentioned, opportunities have been abundant due to the heightened volatility, and as a result, turnover was higher than average in the Funds. Time will ultimately reveal judgement on these changes, but we believe the portfolio changes will benefit fund investors long into the future. In early February and March, we moved out of holdings Royal Caribbean Cruises Ltd. (RCL), Delta Airlines, Inc. (DAL) in the Dana Large Cap Equity Fund and the Dana Epiphany ESG Equity Fund, and Marcus Corp. (MCS) in the Dana Small Cap Equity Fund, all businesses that were facing significant headwinds and uncertain futures as a result of the pandemic. Our research efforts increased focus on companies that had strong balance sheets, better visibility in earnings streams, and companies best positioned to benefit from remote work environments and changes in consumer behavior.

Additions to the Dana Large Cap Equity Fund during the period included PayPal Holdings, Inc. (PYPL), Akamai Technologies, Inc. (AKAM), and Prologis, Inc. (PLD). We believe that PayPal and Prologis both stand to benefit from increased e-commerce during the pandemic and into the future, as PayPal subscribers grow with increasing online commerce, and Prologis stands to benefit as a leader in logistics and distribution facilities across the country. Akamai Technologies is a technology infrastructure company that improves network efficiency for media and cloud services. As more people work and play remotely, Akamai should benefit from increases in online activity for both business and entertainment. While many of the above companies stand to benefit from the current environment, other additions look to capitalize on balance sheet strength and earnings visibility.

The Dana Epiphany ESG Equity Fund also added positions in PayPal Holdings, Inc. (PYPL), Akamai Technologies, Inc. (AKAM), Vertex Pharmaceuticals, Inc. (VRTX), and Regeneron Pharmaceuticals, Inc. (REGN) during the period. Regeneron is a biotechnology company with leading therapies for macular degeneration and topical treatment for dermatitis and related allergic reactions, areas that have proven resilient during the market correction. The company also has an intriguing pipeline of oncology drugs and, like others, a plan for COVID-19 treatment testing later this year. Vertex is the leader in Cystic Fibrosis (CF) treatments and has another highly anticipated launch for another treatment, TRIKAFTA. The CF business has yet to see a legitimate competitor, and combined with patents that extend into 2037, their leadership position appears on solid footing.

In the Dana Small Cap Equity Fund, many of the same themes were present in the portfolio additions. Gluu Mobile, Inc. (GLUU), a mobile gaming manufacturer with a staple of lifestyle and sporting games, has game launches scheduled in 2020 and should see increased demand as the safer-at-home mandates persist. Expectations were reset last summer with lower guidance that allowed for a more attractive entry point. Another addition to the portfolio in late 2019 was Deckers Outdoors Corp. (DECK), a shoe company with a clean balance sheet and abundant free cash flow. Deckers’ flagship brand is UGG, and they own emerging running shoe brand HOKA. UGG has a line of new product offerings that could benefit from the work from home wardrobe, while HOKA is poised to benefit from people turning to the outdoors for exercise with gyms being shut down.

2

While the past and present are typically relevant, we always focus on the future when analyzing companies and making portfolio changes. With that in mind, we would like to remind all of you to look towards the future. Don’t dwell on negatives, and remember today is the youngest you will be for the rest of your life, so seize the opportunities presented to you. As investors, we have been through times like this before and have come out more resilient on the other side. Thank you all for your continued support and the trust you have placed in us. Most importantly, take care and be safe during these trying times.

Respectfully submitted,

Mark R. Mirsberger, CPA
Chief Executive Officer – Dana Investment Advisors, Inc.

Duane Roberts, CFA
Portfolio Manager and Director of Equities – Dana Investment Advisors, Inc.

3

Investment Results (Unaudited)

Average Annual Total Returns(a) as of April 30, 2020

	Six Months	One Year	Five Year	Ten Year	Since Inception (10/29/13)
Dana Large Cap Equity Fund
Institutional Class	(6.61)%	(0.18)%	7.04%	N/A	8.82%
Investor Class	(6.73)%	(0.44)%	6.76%	10.72%	N/A
S&P 500® Index(b)	(3.16)%	0.86%	9.12%	11.69%	10.18%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	0.85%	1.10%
With Applicable Waivers	0.73%	0.98%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Large Cap Equity Fund (the “Large Cap Fund”) distributions or the redemption of Large Cap Fund shares. Current performance of the Large Cap Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Large Cap Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The S&P 500® Index (“S&P Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Large Cap Fund’s portfolio. Individuals cannot invest directly in the S&P Index; however, an individual can invest in exchange-traded funds (“ETFs”) or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Large Cap Fund’s prospectus dated February 28, 2020. Expense ratios with applicable waivers reflect that Dana Investment Advisors, Inc. (the “Adviser”) has contractually agreed to waive or limit its fees and to assume other expenses of the Large Cap Fund until February 28, 2021, so that total annual fund operating expenses do not exceed 0.73% of the Large Cap Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Fund Fees and Expenses”). Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date of such waiver or reimbursement, provided that the Large Cap Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Large Cap Fund’s expense ratios as of April 30, 2020 can be found in the financial highlights.

The Large Cap Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Large Cap Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Large Cap Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

4

Investment Results (Unaudited)

Average Annual Total Returns(a) as of April 30, 2020

	Six Months	One Year	Since Inception (11/3/15)
Dana Small Cap Equity Fund
Institutional Class	(18.65)%	(20.67)%	(2.02)%
Investor Class	(18.84)%	(20.94)%	(2.30)%
Russell 2000® Index(b)	(15.47)%	(16.39)%	3.60%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	1.88%	2.13%
With Applicable Waivers	0.95%	1.20%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Small Cap Equity Fund (the “Small Cap Fund”) distributions or the redemption of Small Cap Fund shares. Current performance of the Small Cap Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Small Cap Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The Russell 2000® Index (“Russell Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than are found in the Small Cap Fund’s portfolio. Individuals can not invest directly in the Russell Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Small Cap Fund’s prospectus dated February 28, 2020. Expense ratios with applicable waivers reflect that the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Small Cap Fund until February 28, 2021, so that total annual fund operating expenses do not exceed 0.95% of the Small Cap Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Fund Fees and Expenses”). Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Small Cap Fund within three years following the date of such waiver or reimbursement, provided that the Small Cap Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Small Cap Fund’s expense ratios as of April 30, 2020 can be found in the financial highlights.

The Small Cap Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Small Cap Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Small Cap Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

5

Investment Results (Unaudited)

Average Annual Total Returns(a) as of April 30, 2020

	Six Months	One Year	Five Year	Ten Year
Dana Epiphany ESG Equity Fund
Institutional Class	(6.65)%	(2.36)%	5.18%	8.31%
Investor Class	(6.67)%	(2.45)%	5.48%	8.90%
S&P 500® Index(b)	(3.16)%	0.86%	9.12%	11.69%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	2.13%	2.38%
With Applicable Waivers	0.85%	1.10%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Epiphany ESG Equity Fund (the “Epiphany ESG Fund”) distributions or the redemption of Epiphany ESG Fund shares. Current performance of the Epiphany ESG Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Epiphany ESG Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower. Investor Class returns shown for periods prior to December 19, 2018 are for Class A shares of the Epiphany FFV Fund, the Epiphany ESG Fund’s predecessor fund, and exclude the sales load. Institutional Class returns shown for periods prior to December 19, 2018 are for Class I shares of the Epiphany FFV Fund. Total returns for periods less than one year are not annualized.

(b)

The S&P 500® Index (“S&P Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Epiphany ESG Fund’s portfolio. Individuals cannot invest directly in the S&P Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Epiphany ESG Fund’s prospectus dated February 28, 2020. Expense ratios with applicable waivers reflect that the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Epiphany ESG Fund until February 28, 2021, so that total annual fund operating expenses do not exceed 0.85% of the Epiphany ESG Fund’s average net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Fund Fees and Expenses”). Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Epiphany ESG Fund within three years following the date of such waiver or reimbursement, provided that the Epiphany ESG Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Epiphany ESG Fund’s expense ratios as of April 30, 2020 can be found on the financial highlights.

The Epiphany ESG Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Epiphany ESG Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Epiphany ESG Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

6

Portfolio Illustration (Unaudited)

April 30, 2020

The following chart gives a visual breakdown of the Large Cap Fund by sector weighting as a percentage of net assets as of April 30, 2020.

7

Portfolio Illustration (Unaudited)

April 30, 2020

The following chart gives a visual breakdown of the Small Cap Fund by sector weighting as a percentage of net assets as of April 30, 2020.

8

Portfolio Illustration (Unaudited)

April 30, 2020

The following chart gives a visual breakdown of the Epiphany ESG Fund by sector weighting as a percentage of net assets as of April 30, 2020.

Availability of Portfolio Schedules (Unaudited)

The Large Cap Fund, the Small Cap Fund and the Epiphany ESG Fund (each a “Fund” and collectively the “Funds”) file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, or as an exhibit to their reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Funds’ portfolio holdings are available at the SEC’s website at www.sec.gov.

9

Dana Large Cap Equity Fund
Schedule of Investments

April 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.05%
Communication Services — 10.70%
Activision Blizzard, Inc.	22,000	$1,402,060
Alphabet, Inc., Class A(a)	2,100	2,828,070
AT&T, Inc.	41,400	1,261,458
Comcast Corporation, Class A	58,000	2,182,540
Facebook, Inc., Class A(a)	11,400	2,333,694
T-Mobile US, Inc.(a)	24,000	2,107,200
Verizon Communications, Inc.	11,000	631,950
		12,746,972
Consumer Discretionary — 10.29%
Amazon.com, Inc.(a)	1,260	3,117,240
AutoZone, Inc.(a)	2,200	2,244,704
Best Buy Company, Inc.	32,400	2,486,052
D.R. Horton, Inc.	45,000	2,124,900
Home Depot, Inc. (The)	10,400	2,286,232
		12,259,128
Consumer Staples — 7.08%
Ingredion, Inc.	300	24,360
Kimberly-Clark Corporation	16,800	2,326,464
Mondelez International, Inc., Class A	42,000	2,160,480
PepsiCo, Inc.	12,200	1,613,938
Walmart, Inc.	19,000	2,309,450
		8,434,692
Energy — 3.04%
Chevron Corporation	500	46,000
ConocoPhillips	40,000	1,684,000
Exxon Mobil Corporation	1,000	46,470
Marathon Petroleum Corporation	1,000	32,080
ONEOK, Inc.	10,000	299,300
Pioneer Natural Resources Company	17,000	1,518,270
		3,626,120
Financials — 10.30%
American Express Company	21,000	1,916,250
Aon plc, Class A	11,500	1,985,705
Bank of America Corporation	92,000	2,212,600
Bank of New York Mellon Corporation (The)	50,000	1,877,000
JPMorgan Chase & Company	21,600	2,068,416
Morgan Stanley	56,000	2,208,080
		12,268,051

10	See accompanying notes which are an integral part of these financial statements.

Dana Large Cap Equity Fund
Schedule of Investments (continued)

April 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.05% — (continued)
Health Care — 15.28%
Abbott Laboratories	20,000	$1,841,800
AbbVie, Inc.	10,400	854,880
Amgen, Inc.	10,000	2,392,200
Bristol-Myers Squibb Company	36,000	2,189,160
Johnson & Johnson	6,000	900,240
Merck & Company, Inc.	27,000	2,142,180
Regeneron Pharmaceuticals, Inc.(a)	3,200	1,682,816
STERIS plc	12,000	1,710,000
Thermo Fisher Scientific, Inc.	6,000	2,008,080
UnitedHealth Group, Inc.	8,500	2,485,995
		18,207,351
Industrials — 7.91%
Boeing Company (The)	200	28,204
Delta Air Lines, Inc.	1,000	25,910
Eaton Corporation plc	23,000	1,920,500
Lockheed Martin Corporation	5,000	1,945,300
Norfolk Southern Corporation	11,000	1,882,100
Northrop Grumman Corporation	5,500	1,818,685
Waste Management, Inc.	18,000	1,800,360
		9,421,059
Information Technology — 24.91%
Adobe, Inc.(a)	4,500	1,591,380
Akamai Technologies, Inc.(a)	23,000	2,247,330
Apple, Inc.	11,000	3,231,800
CDW Corporation	20,000	2,216,000
Cisco Systems, Inc.	1,000	42,380
Fidelity National Information Services, Inc.	18,400	2,426,776
Intel Corporation	43,000	2,579,140
Lam Research Corporation	10,000	2,552,800
Leidos Holdings, Inc.	23,000	2,272,630
Mastercard, Inc., Class A	5,800	1,594,826
Microsoft Corporation	18,000	3,225,780
PayPal Holdings, Inc.(a)	13,000	1,599,000
Visa, Inc., Class A	9,000	1,608,480
Zebra Technologies Corporation, Class A(a)	10,800	2,480,328
		29,668,650

See accompanying notes which are an integral part of these financial statements.	11

Dana Large Cap Equity Fund
Schedule of Investments (continued)

April 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.05% — (continued)
Materials — 2.48%
Albemarle Corporation	300	$18,429
Avery Dennison Corporation	14,000	1,545,460
Packaging Corporation of America	14,400	1,391,760
		2,955,649
Real Estate — 2.79%
American Tower Corporation, Class A	7,200	1,713,600
Prologis, Inc.	18,000	1,606,140
		3,319,740
Utilities — 3.27%
Eversource Energy	23,400	1,888,380
NextEra Energy, Inc.	8,700	2,010,744
		3,899,124
Total Common Stocks (Cost $100,814,283)		116,806,536

MONEY MARKET FUNDS - 2.61%

Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.20%(b)	3,111,383	3,111,383
Total Money Market Funds (Cost $3,111,383)		3,111,383

Total Investments — 100.66% (Cost $103,925,666)		119,917,919

Liabilities in Excess of Other Assets — (0.66)%		(784,918)

NET ASSETS — 100.00%		$119,133,001

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of April 30, 2020.

12	See accompanying notes which are an integral part of these financial statements.

Dana Small Cap Equity Fund
Schedule of Investments

April 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.24%
Communication Services — 2.20%
Glu Mobile, Inc.(a)	12,746	$99,419
Vonage Holdings Corporation(a)	14,011	117,132
		216,551
Consumer Discretionary — 9.44%
Boot Barn Holdings, Inc.(a)	6,562	121,135
Chegg, Inc.(a)	3,069	131,200
Deckers Outdoor Corporation(a)	775	115,289
Helen of Troy Ltd.(a)	933	153,273
Malibu Boats, Inc., Class A(a)	4,095	140,786
Marriott Vacations Worldwide Corporation	1,489	123,587
TopBuild Corporation(a)	1,563	145,656
		930,926
Consumer Staples — 3.29%
Sanderson Farms, Inc.	1,252	170,448
Sprouts Farmers Market, Inc.(a)	7,412	154,021
		324,469
Energy — 2.36%
Cactus, Inc., Class A	3,796	67,493
WPX Energy, Inc.(a)	26,879	164,768
		232,261
Financials — 15.53%
First Bancorp	6,092	161,986
Hanover Insurance Group, Inc. (The)	1,482	148,763
Home BancShares, Inc.	9,942	152,411
Houlihan Lokey, Inc., Class A	2,469	146,609
Independent Bank Corporation	2,091	152,413
LPL Financial Holdings, Inc.	2,157	129,895
Pinnacle Financial Partners, Inc.	4,008	161,322
Primerica, Inc.	1,555	161,580
Western Alliance Bancorporation	4,397	157,764
Wintrust Financial Corporation	3,801	159,262
		1,532,005
Health Care — 21.94%
BioTelemetry, Inc.(a)	4,260	198,985
Coherus BioSciences, Inc.(a)	10,902	180,973
Emergent BioSolutions, Inc.(a)	2,523	186,576
Haemonetics Corporation(a)	1,781	202,641
HMS Holdings Corporation(a)	6,662	191,033

See accompanying notes which are an integral part of these financial statements.	13

Dana Small Cap Equity Fund
Schedule of Investments (continued)

April 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.24% — (continued)
Health Care — 21.94% — (continued)
Horizon Therapeutics plc(a)	6,267	$225,863
Ligand Pharmaceuticals, Inc., Class B(a)	1,998	196,942
Medpace Holdings, Inc.(a)	2,433	194,299
NuVasive, Inc.(a)	3,301	200,965
Omnicell, Inc.(a)	2,603	189,759
Repligen Corporation(a)	1,680	195,132
		2,163,168
Industrials — 14.58%
Advanced Drainage Systems, Inc.	3,628	147,079
Comfort Systems USA, Inc.	3,900	129,870
Cubic Corporation	3,548	135,569
Curtiss-Wright Corporation	1,352	140,135
Federal Signal Corporation	4,914	132,334
Gibraltar Industries, Inc.(a)	3,323	153,855
MasTec, Inc.(a)	4,001	143,636
Oshkosh Corporation	2,141	144,582
Rexnord Corporation	5,884	160,456
TriNet Group, Inc.(a)	3,077	150,681
		1,438,197
Information Technology — 14.83%
DXC Technology Company	9,701	175,879
Five9, Inc.(a)	1,773	164,304
Itron, Inc.(a)	3,054	213,231
Perficient, Inc.(a)	5,567	193,899
Qualys, Inc.(a)	1,623	171,129
Rapid7, Inc.(a)	4,335	197,458
SYNNEX Corporation	1,972	172,668
Upland Software, Inc.(a)	5,509	174,250
		1,462,818
Materials — 3.66%
Boise Cascade Company	3,869	120,984
PolyOne Corporation	5,395	125,649
W.R. Grace & Company	2,429	114,722
		361,355
Real Estate — 7.02%
EastGroup Properties, Inc.	1,555	164,830
Global Medical REIT, Inc.	16,630	173,285
OUTFRONT Media, Inc.	12,050	189,064

14	See accompanying notes which are an integral part of these financial statements.

Dana Small Cap Equity Fund
Schedule of Investments (continued)

April 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.24% — (continued)
Real Estate — 7.02% — (continued)
STAG Industrial, Inc.	6,291	$165,139
		692,318
Utilities — 3.39%
Chesapeake Utilities Corporation	1,892	166,269
Southwest Gas Holdings, Inc.	2,216	167,973
		334,242
Total Common Stocks (Cost $9,435,834)		9,688,310

MONEY MARKET FUNDS - 3.47%

Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.20%(b)	342,613	342,613
Total Money Market Funds (Cost $342,613)		342,613

Total Investments — 101.71% (Cost $9,778,447)		10,030,923

Liabilities in Excess of Other Assets — (1.71)%		(169,103)

NET ASSETS — 100.00%		$9,861,820

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of April 30, 2020.

REIT - Real Estate Investment Trust

See accompanying notes which are an integral part of these financial statements.	15

Dana Epiphany ESG Equity Fund
Schedule of Investments

April 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.47%
Communication Services — 10.58%
Alphabet, Inc., Class C(a)	240	$323,678
AT&T, Inc.	5,100	155,397
Comcast Corporation, Class A	6,400	240,832
Facebook, Inc., Class A(a)	860	176,051
T-Mobile US, Inc.(a)	2,600	228,280
Verizon Communications, Inc.	4,000	229,800
		1,354,038
Consumer Discretionary — 10.20%
Amazon.com, Inc.(a)	130	321,620
AutoZone, Inc.(a)	90	91,829
Best Buy Company, Inc.	2,600	199,498
D.R. Horton, Inc.	4,500	212,490
Home Depot, Inc. (The)	900	197,847
McDonald’s Corporation	420	78,775
Tractor Supply Company	2,000	202,860
		1,304,919
Consumer Staples — 7.33%
General Mills, Inc.	4,200	251,538
Kimberly-Clark Corporation	1,600	221,568
Mondelez International, Inc., Class A	4,400	226,336
PepsiCo, Inc.	1,800	238,122
		937,564
Energy — 3.10%
ConocoPhillips	4,100	172,610
ONEOK, Inc.	1,200	35,916
Pioneer Natural Resources Company	2,100	187,551
		396,077
Financials — 10.42%
American Express Company	2,000	182,500
Aon plc, Class A	1,100	189,937
Bank of America Corporation	8,300	199,615
Bank of New York Mellon Corporation (The)	4,800	180,192
JPMorgan Chase & Company	1,900	181,944
Morgan Stanley	5,200	205,036
Truist Financial Corporation	5,200	194,064
		1,333,288

16	See accompanying notes which are an integral part of these financial statements.

Dana Epiphany ESG Equity Fund
Schedule of Investments (continued)

April 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.47% — (continued)
Health Care — 15.04%
CVS Health Corporation	3,500	$215,425
Emergent BioSolutions, Inc.(a)	3,500	258,825
Encompass Health Corporation	3,200	212,000
Hill-Rom Holdings, Inc.	2,200	247,478
Medtronic plc	2,300	224,549
Regeneron Pharmaceuticals, Inc.(a)	390	205,093
STERIS plc	1,100	156,750
Vertex Pharmaceuticals, Inc.(a)	860	216,032
Zoetis, Inc.	1,460	188,793
		1,924,945
Industrials — 7.92%
Allison Transmission Holdings, Inc.	5,600	203,504
Eaton Corporation plc	2,400	200,400
Norfolk Southern Corporation	1,270	217,297
Trane Technologies plc	2,200	192,324
Waste Management, Inc.	2,000	200,040
		1,013,565
Information Technology — 25.31%
Accenture plc, Class A	1,300	240,747
Akamai Technologies, Inc.(a)	2,600	254,046
ANSYS, Inc.(a)	400	104,732
Apple, Inc.	1,100	323,180
Automatic Data Processing, Inc.	1,400	205,366
CDW Corporation	2,400	265,920
Cisco Systems, Inc.	5,000	211,900
Fidelity National Information Services, Inc.	1,800	237,402
Intel Corporation	4,500	269,910
Lam Research Corporation	1,020	260,386
Mastercard, Inc., Class A	660	181,480
Microsoft Corporation	1,800	322,578
PayPal Holdings, Inc.(a)	1,480	182,040
Visa, Inc., Class A	1,010	180,507
		3,240,194
Materials — 2.37%
Air Products & Chemicals, Inc.	660	148,883
Avery Dennison Corporation	1,400	154,546
		303,429

See accompanying notes which are an integral part of these financial statements.	17

Dana Epiphany ESG Equity Fund
Schedule of Investments (continued)

April 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.47% — (continued)
Real Estate — 2.99%
American Tower Corporation, Class A	360	$85,680
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,100	198,729
Prologis, Inc.	1,100	98,153
		382,562
Utilities — 3.21%
Eversource Energy	2,600	209,820
NextEra Energy, Inc.	870	201,074
		410,894
Total Common Stocks (Cost $11,050,648)		12,601,475

MONEY MARKET FUNDS — 1.15%

Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.20%(b)	147,216	147,216
Total Money Market Funds (Cost $147,216)		147,216

Total Investments — 99.62% (Cost $11,197,864)		12,748,691

Other Assets in Excess of Liabilities — 0.38%		48,327

NET ASSETS — 100.00%		$12,797,018

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of April 30, 2020.

The sectors shown on the schedules of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

18	See accompanying notes which are an integral part of these financial statements.

Dana Funds
Statements of Assets and Liabilities

April 30, 2020 (Unaudited)

	Dana Large Cap Equity Fund	Dana Small Cap Equity Fund	Dana Epiphany ESG Equity Fund
Assets
Investments in securities at fair value (cost $103,925,666, $9,778,447 and $11,197,864) (Note 3)	$119,917,919	$10,030,923	$12,748,691
Receivable for fund shares sold	200,891	—	44,976
Receivable for investments sold	1,655,507	151,453	790,484
Dividends receivable	118,874	1,809	13,147
Receivable from Adviser (Note 4)	—	10,123	5,833
Prepaid expenses	19,771	20,260	12,891
Total Assets	121,912,962	10,214,568	13,616,022
Liabilities
Payable for fund shares redeemed	43,932	—	13,728
Payable for investments purchased	2,667,637	334,448	779,222
Payable to Adviser (Note 4)	39,805	—	—
Accrued distribution (12b-1) fees (Note 4)	4,487	248	1,377
Payable to Administrator (Note 4)	5,953	4,167	7,316
Payable to trustees	1,774	1,479	2,071
Other accrued expenses	16,373	12,406	15,290
Total Liabilities	2,779,961	352,748	819,004
Net Assets	$119,133,001	$9,861,820	$12,797,018
Net Assets consist of:
Paid-in capital	108,073,690	11,657,596	11,509,046
Accumulated earnings (deficit)	11,059,311	(1,795,776)	1,287,972
Net Assets	$119,133,001	$9,861,820	$12,797,018
Institutional Class:
Net Assets	$96,044,233	$8,537,137	$5,764,911
Shares outstanding (unlimited number of shares authorized, no par value)	5,039,915	1,025,292	628,380
Net asset value, offering and redemption price per share (Note 2)	$19.06	$8.33	$9.17
Investor Class:
Net Assets	$23,088,768	$1,324,683	$7,032,107
Shares outstanding (unlimited number of shares authorized, no par value)	1,211,568	160,891	741,284
Net asset value, offering and redemption price per share (Note 2)	$19.06	$8.23	$9.49

See accompanying notes which are an integral part of these financial statements.	19

Dana Funds
Statements of Operations

For the six months ended April 30, 2020 (Unaudited)

	Dana Large Cap Equity Fund	Dana Small Cap Equity Fund	Dana Epiphany ESG Equity Fund
Investment Income
Dividend income	$1,285,121	$85,720	$133,326
Total investment income	1,285,121	85,720	133,326
Expenses
Investment Adviser fees (Note 4)	415,484	49,926	41,547
Administration fees (Note 4)	40,281	19,890	16,911
Distribution (12b-1) fees, Investor Class (Note 4)	31,265	2,359	9,543
Fund accounting fees (Note 4)	24,239	15,912	13,177
Registration expenses	20,690	19,256	18,832
Transfer agent fees (Note 4)	12,586	12,581	10,103
Legal fees	12,575	12,514	11,424
Custodian fees	10,498	1,717	1,888
Audit and tax preparation fees	9,349	9,349	8,540
Printing and postage expenses	9,087	1,785	1,700
Insurance expenses	6,390	1,687	514
Trustee fees	5,285	3,720	3,124
Miscellaneous expenses	16,552	9,686	7,261
Total expenses	614,281	160,382	144,564
Fees contractually waived and expenses reimbursed by Adviser (Note 4)	(117,321)	(94,913)	(80,822)
Net operating expenses	496,960	65,469	63,742
Net investment income	788,161	20,251	69,584
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(4,533,041)	(1,923,070)	(287,364)
Net change in unrealized depreciation on investment securities	(4,727,179)	(1,014,757)	(577,365)
Net realized and change in unrealized loss on investments	(9,260,220)	(2,937,827)	(864,729)
Net decrease in net assets resulting from operations	$(8,472,059)	$(2,917,576)	$(795,145)

20	See accompanying notes which are an integral part of these financial statements.

Dana Funds
Statements of Changes in Net Assets

	Dana Large Cap Equity Fund		Dana Small Cap Equity Fund
	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$788,161	$2,398,203	$20,251	$11,830
Net realized gain (loss) on investment securities transactions	(4,533,041)	12,973,907	(1,923,070)	(111,430)
Net change in unrealized appreciation (depreciation) of investment securities	(4,727,179)	2,070,388	(1,014,757)	73,430
Net increase (decrease) in net assets resulting from operations	(8,472,059)	17,442,498	(2,917,576)	(26,170)
Distributions to Shareholders from Earnings (Note 2)
Institutional Class	(11,616,012)	(15,403,587)	—	(1,098,363)
Investor Class	(2,704,872)	(3,132,699)	—	(245,803)
Total distributions	(14,320,884)	(18,536,286)	—	(1,344,166)
Capital Transactions – Institutional Class
Proceeds from shares sold	20,090,855	48,852,531	852,186	1,528,842
Reinvestment of distributions	5,482,094	11,841,958	—	1,065,846
Amount paid for shares redeemed	(18,244,226)	(129,198,946)	(2,210,540)	(5,237,003)
Total – Institutional Class	7,328,723	(68,504,457)	(1,358,354)	(2,642,315)
Capital Transactions – Investor Class
Proceeds from shares sold	1,317,630	604,696	57,241	152,674
Reinvestment of distributions	2,690,241	3,128,798	—	245,803
Amount paid for shares redeemed	(1,834,569)	(7,535,002)	(537,234)	(1,436,942)
Total – Investor Class	2,173,302	(3,801,508)	(479,993)	(1,038,465)
Net increase (decrease) in net assets resulting from capital transactions	9,502,025	(72,305,965)	(1,838,347)	(3,680,780)
Total Decrease in Net Assets	(13,290,918)	(73,399,753)	(4,755,923)	(5,051,116)
Net Assets
Beginning of period	132,423,919	205,823,672	14,617,743	19,668,859
End of period	$119,133,001	$132,423,919	$9,861,820	$14,617,743

See accompanying notes which are an integral part of these financial statements.	21

Dana Funds
Statements of Changes in Net Assets (continued)

	Dana Large Cap Equity Fund		Dana Small Cap Equity Fund
	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Share Transactions – Institutional Class
Shares sold	974,894	2,457,771	82,392	155,114
Shares issued in reinvestment of distributions	251,799	651,067	—	121,257
Shares redeemed	(903,000)	(6,308,605)	(270,449)	(523,215)
Total – Institutional Class	323,693	(3,199,767)	(188,057)	(246,844)
Share Transactions – Investor Class
Shares sold	63,743	28,606	7,132	15,249
Shares issued in reinvestment of distributions	123,376	171,527	—	28,188
Shares redeemed	(94,859)	(372,375)	(62,960)	(141,956)
Total – Investor Class	92,260	(172,242)	(55,828)	(98,519)

22	See accompanying notes which are an integral part of these financial statements.

Dana Funds
Statements of Changes in Net Assets (continued)

	Dana Epiphany ESG Equity Fund
	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$69,584	$134,153
Net realized gain (loss) on investment securities transactions	(287,364)	1,947,772
Net change in unrealized depreciation of investment securities	(577,365)	(578,233)
Net increase (decrease) in net assets resulting from operations	(795,145)	1,503,692
Distributions to Shareholders from Earnings (Note 2)
Institutional Class	(810,051)	(746,819)
Investor Class	(1,182,772)	(1,014,147)
Total distributions	(1,992,823)	(1,760,966)
Capital Transactions – Institutional Class
Proceeds from shares sold	1,200,888	282,765
Reinvestment of distributions	804,065	734,812
Amount paid for shares redeemed	(304,587)	(2,277,604)
Total – Institutional Class	1,700,366	(1,260,027)
Capital Transactions – Investor Class
Proceeds from shares sold	955,570	394,428
Reinvestment of distributions	1,167,223	993,640
Amount paid for shares redeemed	(1,058,805)	(2,571,196)
Total – Investor Class	1,063,988	(1,183,128)
Net increase (decrease) in net assets resulting from capital transactions	2,764,354	(2,443,155)
Total Decrease in Net Assets	(23,614)	(2,700,429)
Net Assets
Beginning of period	12,820,632	15,521,061
End of period	$12,797,018	$12,820,632

See accompanying notes which are an integral part of these financial statements.	23

Dana Funds
Statements of Changes in Net Assets (continued)

	Dana Epiphany ESG Equity Fund
	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Share Transactions – Institutional Class
Shares sold	144,222	25,958
Shares issued in reinvestment of distributions	77,345	72,259
Shares redeemed	(31,909)	(208,847)
Total – Institutional Class	189,658	(110,630)
Share Transactions – Investor Class
Shares sold	87,162	34,862
Shares issued in reinvestment of distributions	108,459	95,050
Shares redeemed	(104,372)	(226,525)
Total – Investor Class	91,249	(96,613)

24	See accompanying notes which are an integral part of these financial statements.

Dana Large Cap Equity Fund – Institutional Class
Financial Highlights

(For a share outstanding during each period)

	Six Months Ended April 30, 2020		Years Ended October 31,
	(Unaudited)		2019	2018	2017		2016	2015
Selected Per Share Data:
Net asset value, beginning of period	$22.69		$22.35	$22.64	$17.67		$18.22	$18.52

Investment operations:
Net investment income	0.13		0.38	0.32	0.32		0.26 (a)	0.19
Net realized and unrealized gain (loss) on investments	(1.33)		2.46	0.45	4.96		(0.56)	0.52 (b)
Total from investment operations	(1.20)		2.84	0.77	5.28		(0.30)	0.71

Less distributions to shareholders from:
Net investment income	(0.13)		(0.36)	(0.32)	(0.31)		(0.25)	(0.19)
Net realized gains	(2.30)		(2.14)	(0.74)	—		—	(0.83)
Total distributions	(2.43)		(2.50)	(1.06)	(0.31)		(0.25)	(1.02)

Redemption fees	—		—	—	—	(c)	— (c)	0.01

Net asset value, end of period	$19.06		$22.69	$22.35	$22.64		$17.67	$18.22

Total Return(d)	(6.61	)%(e)	15.55%	3.27%	30.11%		(1.66)%	3.89%

Ratios and Supplemental Data:

Net assets, end of period (000 omitted)	$96,044		$107,026	$176,954	$134,291		$138,540	$117,663
Before waiver
Ratio of expenses to average net assets	0.91	%(f)	0.85%	0.86%	0.92%		0.91%	1.00%
After waiver
Ratio of expenses to average net assets	0.73	%(f)	0.73%	0.73%	0.74	%(g)	0.73%	0.73%
Ratio of net investment income to average net assets	1.28	%(f)	1.68%	1.41%	1.48%		1.45%	1.25%
Portfolio turnover rate(h)	32	%(e)	50%	58%	50%		69%	45%

(a)	Per share net investment income has been determined on the basis of average shares outstanding during the year.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.73% for the fiscal year ended October 31, 2017.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	25

Dana Large Cap Equity Fund – Investor Class
Financial Highlights

(For a share outstanding during each period)

	Six Months Ended April 30, 2020		Years Ended October 31,
	(Unaudited)		2019	2018	2017		2016	2015
Selected Per Share Data:
Net asset value, beginning of period	$22.69		$22.35	$22.64	$17.68		$18.23	$18.54

Investment operations:
Net investment income	0.11		0.30	0.28	0.24		0.22 (a)	0.18
Net realized and unrealized gain (loss) on investments	(1.34)		2.50	0.43	4.98		(0.57)	0.49 (b)
Total from investment operations	(1.23)		2.80	0.71	5.22		(0.35)	0.67

Less distributions to shareholders from:
Net investment income	(0.10)		(0.32)	(0.26)	(0.26)		(0.20)	(0.15)
Net realized gains	(2.30)		(2.14)	(0.74)	—		—	(0.83)
Total distributions	(2.40)		(2.46)	(1.00)	(0.26)		(0.20)	(0.98)

Redemption fees	—		—	—	—		— (c)	— (c)

Net asset value, end of period	$19.06		$22.69	$22.35	$22.64		$17.68	$18.23

Total Return(d)	(6.73	)%(e)	15.29%	3.01%	29.72%		(1.91)%	3.61%

Ratios and Supplemental Data:

Net assets, end of period (000 omitted)	$23,089		$25,398	$28,870	$40,957		$32,514	$36,909
Before waiver
Ratio of expenses to average net assets	1.16	%(f)	1.10%	1.11%	1.17%		1.16%	1.25%
After waiver
Ratio of expenses to average net assets	0.98	%(f)	0.98%	0.98%	0.99	%(g)	0.98%	0.98%
Ratio of net investment income to average net assets	1.04	%(f)	1.40%	1.17%	1.20%		1.22%	1.00%
Portfolio turnover rate(h)	32	%(e)	50%	58%	50%		69%	45%

(a)	Per share net investment income has been determined on the basis of average shares outstanding during the year.
(b)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.98% for the fiscal year ended October 31, 2017.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

26	See accompanying notes which are an integral part of these financial statements.

Dana Small Cap Equity Fund – Institutional Class
Financial Highlights

(For a share outstanding during each period)

	Six Months Ended April 30, 2020		Years Ended October 31,			For the Period Ended October 31,
	(Unaudited)		2019	2018	2017	2016(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.24		$11.09	$11.43	$9.30	$10.00

Investment operations:
Net investment income (loss)	0.02		0.01	(0.03)	— (b)	0.01
Net realized and unrealized gain (loss) on investments	(1.93)		(0.05)	(0.31)	2.14	(0.70	)(c)
Total from investment operations	(1.91)		(0.04)	(0.34)	2.14	(0.69)

Less distributions to shareholders from:
Net investment income	—		—	— (b)	(0.01)	(0.01)
Net realized gains	—		(0.81)	—	—	—
Total distributions	—		(0.81)	— (b)	(0.01)	(0.01)

Redemption fees	—		—	—	—	—	(b)

Net asset value, end of period	$8.33		$10.24	$11.09	$11.43	$9.30

Total Return(d)	(18.65	)%(e)	0.83%	(2.95)%	23.08%	(6.87	)%(e)

Ratios and Supplemental Data:

Net assets, end of period (000 omitted)	$8,537		$12,421	$16,196	$14,011	$6,575
Before waiver
Ratio of expenses to average net assets	2.38	%(f)	1.88%	1.75%	2.02%	4.11	%(f)
After waiver
Ratio of expenses to average net assets	0.95	%(f)	0.95%	0.95%	0.95%	0.95	%(f)
Ratio of net investment income (loss) to average net assets	0.34	%(f)	0.11%	(0.24)%	—%	0.12	%(f)
Portfolio turnover rate(g)	54	%(e)	50%	78%	58%	54	%(e)

(a)	For the period November 3, 2015 (commencement of operations) to October 31, 2016.
(b)	Rounds to less than $0.005 per share.
(c)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	27

Dana Small Cap Equity Fund – Investor Class
Financial Highlights

(For a share outstanding during each period)

	Six Months Ended April 30, 2020		Years Ended October 31,			For the Period Ended October 31,
	(Unaudited)		2019	2018	2017	2016(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.14		$11.02	$11.38	$9.28	$10.00

Investment operations:
Net investment loss	—	(b)	(0.03)	(0.08)	(0.02)	—	(b)
Net realized and unrealized gain (loss) on investments	(1.91)		(0.04)	(0.28)	2.13	(0.71	)(c)
Total from investment operations	(1.91)		(0.07)	(0.36)	2.11	(0.71)

Less distributions to shareholders from:
Net investment income	—		—	—	(0.01)	(0.01)
Net realized gains	—		(0.81)	—	—	—
Total distributions	—		(0.81)	—	(0.01)	(0.01)

Redemption fees	—		—	—	—	—	(b)

Net asset value, end of period	$8.23		$10.14	$11.02	$11.38	$9.28

Total Return(d)	(18.84	)%(e)	0.55%	(3.16)%	22.73%	(7.13	)%(e)

Ratios and Supplemental Data:

Net assets, end of period (000 omitted)	$1,325		$2,197	$3,473	$6,776	$3,604
Before waiver
Ratio of expenses to average net assets	2.63	%(f)	2.13%	2.00%	2.27%	4.53	%(f)
After waiver
Ratio of expenses to average net assets	1.20	%(f)	1.20%	1.20%	1.20%	1.20	%(f)
Ratio of net investment income (loss) to average net assets	0.08	%(f)	(0.13)%	(0.46)%	(0.25)%	(0.10	)%(f)
Portfolio turnover rate(g)	54	%(e)	50%	78%	58%	54	%(e)

(a)	For the period November 3, 2015 (commencement of operations) to October 31, 2016.
(b)	Rounds to less than $0.005 per share.
(c)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

28	See accompanying notes which are an integral part of these financial statements.

Dana Epiphany ESG Equity Fund – Institutional Class
Financial Highlights

(For a share outstanding during each period)

	Six Months Ended April 30, 2020		Years Ended October 31,
	(Unaudited)		2019	2018	2017(a)	2016		2015
Selected Per Share Data:
Net asset value, beginning of period	$11.58		$11.80	$13.09	$10.86	$11.64		$12.68

Investment operations:
Net investment income (loss)	0.06		0.14	0.08 (b)	0.04 (b)	(0.03	)(b)	(0.05	)(b)
Net realized and unrealized gain (loss) on investments	(0.62)		1.15	0.74	2.37	(0.15)		(0.03)
Total from investment operations	(0.56)		1.29	0.82	2.41	(0.18)		(0.08)

Less distributions to shareholders from:
Net investment income	(0.06)		(0.12)	(0.08)	(0.01)	—	(c)	—
Net realized gains	(1.79)		(1.39)	(2.03)	(0.17)	(0.60)		(0.96)
Total distributions	(1.85)		(1.51)	(2.11)	(0.18)	(0.60)		(0.96)

Redemption fees	—		—	—	— (c)	—	(c)	—	(c)

Net asset value, end of period	$9.17		$11.58	$11.80	$13.09	$10.86		$11.64

Total Return(d)	(6.65	)%(e)	12.76%	6.32%	22.46%	(1.46)%		(1.03)%

Ratios and Supplemental Data:

Net assets, end of period (000 omitted)	$5,765		$5,079	$6,485	$7,429	$6,748		$7,175
Before waiver
Ratio of expenses to average net assets	2.12	%(f)	2.13%	1.63%	2.15%	2.43%		2.42%
After waiver
Ratio of expenses to average net assets	0.85	%(f)	0.90%	1.25%	1.82%	2.25%		2.25%
Ratio of net investment income (loss) to average net assets	1.24	%(f)	1.19%	0.62%	0.36%	(0.27)%		(0.39)%
Portfolio turnover rate(g)	30	%(e)	60%	23%	97%	63%		81%

(a)	Effective May 30, 2017, Class C shares were renamed Class I shares. Effective December 19, 2018, Class I shares were renamed Institutional Class shares.
(b)	Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	29

Dana Epiphany ESG Equity Fund – Investor Class
Financial Highlights

(For a share outstanding during each period)

	Six Months Ended April 30, 2020		Years Ended October 31,
	(Unaudited)		2019	2018	2017	2016	2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.91		$12.10	$13.38	$11.12	$11.88	$12.85

Investment operations:
Net investment income	0.05		0.10	0.05 (b)	0.08 (b)	0.05 (b)	0.04 (b)
Net realized and unrealized gain (loss) on investments	(0.63)		1.19	0.75	2.43	(0.15)	0.03
Total from investment operations	(0.58)		1.29	0.80	2.51	(0.10)	0.07

Less distributions to shareholders from:
Net investment income	(0.05)		(0.09)	(0.05)	(0.08)	(0.04)	(0.08)
Net realized gains	(1.79)		(1.39)	(2.03)	(0.17)	(0.60)	(0.96)
Return of capital	—		—	—	—	(0.02)	—
Total distributions	(1.84)		(1.48)	(2.08)	(0.25)	(0.66)	(1.04)

Redemption fees	—		—	—	— (c)	— (c)	— (c)

Net asset value, end of period	$9.49		$11.91	$12.10	$13.38	$11.12	$11.88

Total Return(d)	(6.67	)%(e)	12.45%	6.03%	22.86%	(0.72)%	0.25%

Ratios and Supplemental Data:

Net assets, end of period (000 omitted)	$7,032		$7,742	$9,036	$13,609	$19,657	$22,619
Before waiver
Ratio of expenses to average net assets	2.37	%(f)	2.38%	1.87%	1.82%	1.68%	1.68%
After waiver
Ratio of expenses to average net assets	1.10	%(f)	1.15%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.99	%(f)	0.93%	0.38%	0.69%	0.48%	0.36%
Portfolio turnover rate(g)	30	%(e)	60%	23%	97%	63%	81%

(a)	Effective June 1, 2015, Class N shares were renamed Class A shares. Effective December 19, 2018, Class A shares were renamed Investor Class shares.
(b)	Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

30	See accompanying notes which are an integral part of these financial statements.

Dana Funds
Notes to the Financial Statements

April 30, 2020 (Unaudited)

NOTE 1. ORGANIZATION

The Dana Large Cap Equity Fund (the “Large Cap Fund”), the Dana Small Cap Equity Fund (the “Small Cap Fund”), and the Dana Epiphany ESG Equity Fund (the “Epiphany ESG Fund”) (each a “Fund” and collectively, the “Funds”) are each an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (“Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is Dana Investment Advisors, Inc. (the “Adviser”). Each Fund seeks long-term growth of capital.

The Large Cap Fund, Small Cap Fund, and Epiphany ESG Fund currently offer Investor Class shares and Institutional Class shares. Effective on the close of business on October 13, 2017, Class A shares were consolidated into Class N shares of the Large Cap Fund which was subsequently re-designated Investor Class shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as declared by the Board. Prior to February 28, 2017, all share classes of the Large Cap Fund and the Small Cap Fund imposed a 2.00% redemption fee on shares redeemed within 60 days of purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended April 30, 2020, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statements of operations when incurred. During the six months ended April 30, 2020, the Funds did not incur any interest or penalties. Management of the

31

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2020 (Unaudited)

Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds may hold Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the REIT’s underlying taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from REITs that represent a return of capital or capital gains are recorded as a reduction of the cost of the REITs or as a realized gain, respectively.

Dividends and Distributions – The Funds intend to distribute substantially all of their net investment income, if any, at least quarterly. The Funds intend to distribute their net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

Share Valuation – The NAV per share of each class of the Fund is calculated each day the New York Stock Exchange is open by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class.

32

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2020 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, a Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

33

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2020 (Unaudited)

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2020:

Large Cap Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$116,806,536	$—	$—	$116,806,536
Money Market Funds	3,111,383	—	—	3,111,383
Total	$119,917,919	$—	$—	$119,917,919

Small Cap Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$9,688,310	$—	$—	$9,688,310
Money Market Funds	342,613	—	—	342,613
Total	$10,030,923	$—	$—	$10,030,923

Epiphany ESG Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$12,601,475	$—	$—	$12,601,475
Money Market Funds	147,216	—	—	147,216
Total	$12,748,691	$—	$—	$12,748,691

(a)	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

34

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2020 (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement for each Fund, manages the Funds’ investments subject to oversight of the Board. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.65%, 0.75% and 0.65% of the average daily net assets of the Large Cap Fund, the Small Cap Fund and the Epiphany ESG Fund, respectively. For the six months ended April 30, 2020, the Adviser earned fees of $415,484 from the Large Cap Fund, $49,926 from the Small Cap Fund and $41,547 from the Epiphany ESG Fund before the waivers described below. At April 30, 2020, the Large Cap Fund owed the Adviser $39,805 and the Adviser owed the Small Cap Fund and Epiphany ESG Fund $10,123 and $5,833, respectively.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses through February 28, 2021, but only to the extent necessary so that the Funds’ net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “acquired fund fees and expenses”) do not exceed 0.73% of the average daily net assets of the Institutional Class and the Investor Class for the Large Cap Fund, 0.95% of the average daily net assets of the Institutional Class and the Investor Class for the Small Cap Fund, and 0.85% of the average daily net assets of the Institutional Class and the Investor Class for the Epiphany ESG Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the applicable Fund within three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the waiver or expense reimbursement, and the expense limitation in effect at the time of the repayment. The expense limitation agreements may not be terminated except by mutual consent of the Adviser and the Board. For the six months ended April 30, 2020, the Adviser waived fees of $117,321 from the Large Cap Fund, $94,913 from the Small Cap Fund and $80,822 from the Epiphany ESG Fund.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

Recoverable through	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
October 31, 2020	$135,875	$84,462	$—
October 31, 2021	267,323	170,979	—
October 31, 2022	169,051	153,464	137,305
April 30, 2023	117,321	94,913	80,822

35

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2020 (Unaudited)

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Funds with administration and compliance (including a chief compliance officer), fund accounting and transfer agent services, including all regulatory reporting. For the six months ended April 30, 2020, fees for administration, compliance, fund accounting, and transfer agent services, and amounts due to the Administrator at April 30, 2020 were as follows:

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Administration and compliance	$40,281	$19,890	$16,911
Fund accounting	24,239	15,912	13,177
Transfer agent	12,586	12,581	10,103
Payable to Administrator	5,953	4,167	7,316

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Funds’ shares. The Distributor is a wholly-owned subsidiary of the Administrator.

The Trust, with respect to each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Plan provides that the Funds will pay the Distributor and any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating at a rate of 0.25% of the average daily net assets for the Investor Class shares in connection with the promotion and distribution of the Funds’ shares or the provision of shareholder support services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Investor Class shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Funds or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is paid regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Funds to reach and maintain a sufficient size to achieve efficiently their investment objectives and to realize economies of scale. For the six months ended April 30, 2020, the Investor Class shares 12b-1 expense incurred by the Large Cap Fund, Small Cap Fund and Epiphany ESG Fund were $31,265, $2,359 and $9,543, respectively. As of April 30, 2020, the Large Cap Fund, Small Cap Fund and Epiphany ESG Fund owed the Distributor $4,487, $248 and $1,377, respectively, for Investor Class 12b-1 fees.

36

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2020 (Unaudited)

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2020, purchases and sales of investment securities, other than short-term investments were as follows:

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Purchases	$39,435,188	$7,067,563	$4,510,604

Sales	43,833,154	8,776,437	3,737,190

There were no purchases or sales of long-term U.S. government obligations during the six months ended April 30, 2020.

NOTE 6. FEDERAL TAX INFORMATION

At April 30, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Gross unrealized appreciation	$16,864,882	$1,139,524	$1,896,950
Gross unrealized depreciation	(1,535,112)	(920,431)	(346,123)
Net unrealized appreciation/(depreciation) on investments	$15,329,770	$219,093	$1,550,827
Tax cost of investments	$104,588,149	$9,811,830	$11,197,864

At April 30, 2020, the difference between book basis and tax basis unrealized appreciation for the Large Cap Fund, Small Cap Fund and Epiphany ESG Fund was attributable primarily to the tax deferral of losses on wash sales and the return of capital adjustments from real estate investment trusts.

At October 31, 2019, the Funds’ most recent fiscal year end, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Undistributed ordinary income	$218,069	$—	$16,454
Undistributed long-term capital gains	13,577,236	—	1,931,294
Accumulated capital and other losses	—	(112,050)	—
Unrealized appreciation on investments	20,056,949	1,233,850	2,128,192
Total accumulated earnings	$33,852,254	$1,121,800	$4,075,940

37

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2020 (Unaudited)

The tax character of distributions paid for the fiscal year ended October 31, 2019 were as follows:

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Distributions paid from:
Ordinary income(a)	$2,385,415	$—	$118,259
Long-term capital gains	16,150,871	1,344,166	1,642,707
Total distributions paid	$18,536,286	$1,344,166	$1,760,966

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

As of October 31, 2019, the Small Cap Fund had available for tax purposes unused capital loss carryforwards of $107,624 of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

For the tax year ended October 31, 2019, the Small Cap Fund deferred qualified late year ordinary losses of $4,426.

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of April 30, 2020, Epiphany ESG Fund had 25.31% of the value of its net assets invested in stocks within the Information Technology sector.

NOTE 8. COMMITMENTS AND CONTIGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

38

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2020 (Unaudited)

NOTE 9. SUBSEQUENT EVENTS

Effective at the close of business on June 4, 2020 (the “Exchange Date”), the outstanding Investor Class shares of the Dana Small Cap Equity Fund and the Dana Epiphany ESG Equity Fund will be exchanged for Institutional Class shares of the applicable Fund (the “Class Exchange”). With respect to each Fund, the Class Exchange will be completed based on the share classes’ relative net asset values on the Exchange Date, without the imposition of any sales charge or any other charge. The Funds are conducting the Class Exchange because assets have not achieved sufficient levels to make the ongoing operations of two classes of shares economically sustainable for the Funds.

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure.

39

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 through April 30, 2020.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

40

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Large Cap Fund
Institutional Class	Actual	$ 1,000.00	$ 933.90	$3.51	0.73%

	Hypothetical (b)	$ 1,000.00	$ 1,021.23	$3.67	0.73%

Investor Class	Actual	$ 1,000.00	$ 932.70	$4.71	0.98%

	Hypothetical (b)	$ 1,000.00	$ 1,019.99	$4.92	0.98%
Small Cap Fund
Institutional Class	Actual	$ 1,000.00	$ 813.50	$4.28	0.95%

	Hypothetical (b)	$ 1,000.00	$ 1,020.14	$4.77	0.95%

Investor Class	Actual	$ 1,000.00	$ 811.60	$5.41	1.20%

	Hypothetical (b)	$ 1,000.00	$ 1,018.89	$6.03	1.20%
Epiphany ESG Fund
Institutional Class	Actual	$ 1,000.00	$ 933.50	$4.09	0.85%

	Hypothetical (b)	$ 1,000.00	$ 1,020.64	$4.27	0.85%

Investor Class	Actual	$ 1,000.00	$ 933.30	$5.29	1.10%

	Hypothetical (b)	$ 1,000.00	$ 1,019.39	$5.52	1.10%

(a)

Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ investment adviser for the period beginning November 1, 2019 to April 30, 2020. The “Financial Highlights” tables in the Funds’ financial statements, included in this report, also show the gross expense ratios, without such reimbursements.

(b)	Hypothetical assumes 5% annual return before expenses.

41

FACTS	WHAT DO THE DANA FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dana Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dana Funds share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (855) 280-9648

42

Who we are
Who is providing this notice?	Dana Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do Dana Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do Dana Funds collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Dana Investment Advisors, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Dana Funds do not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Dana Funds do not jointly market.

43

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This page is intentionally left blank.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (855) 280-9648 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Gregory T. Knoth, Principal Financial Officer and Treasurer

Kevin J. Patton, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Dana Investment Advisors, Inc.

20700 Swenson Drive, Suite 400

Waukesha, WI 53186

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Semi-Annual Report April 30, 2020

Foundry Partners Fundamental Small Cap
Value Fund

Investor Class – DRSVX
Institutional Class – DRISX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (800) 247-1014 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 247-1014. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Market Overview and Fund Performance

Market Review

2019 ended on the cusp of a trade deal that was eventually signed in January of 2020. Hope that the trade deal would finally be over was quickly overshadowed as the onset of a global pandemic, COVID-19, wreaked havoc with “shelter in place” orders bringing economies across the globe to a halt. This led to the worst quarterly return (Q1 2020) for both the Russell 1000 and Russell Mid Cap Indices since the fourth quarter of 2008. Small caps fared much worse as the Russell 2000 posted its worst quarter on record, with data inception as of the first quarter of 1995 (Source: FTSE Russell). In response to the carnage to main street, the economy, and capital markets in March 2020, the Federal Reserve Board (the “Fed”) slashed short-term rates to near zero and has been engaged with massive repo purchases and a return to aggressive quantitative easing (QE / money printing). In March 2020 the Fed grew its balance sheet by nearly $1 trillion to $5.25 trillion. The U.S. Government passed a $2+ trillion fiscal spending bill to slow the pace of the impact brought on by the quarantining, which for all intent and purposes has led to a near complete economic shutdown. With all this bad news it is difficult to see silver linings or the light at the end of the tunnel. However, we believe this is exactly the time to be a value investor. Despite the fear in the markets, we have used our cash to reposition the Portfolio over the trailing 2 months. We believe these investments will lay the foundation for alpha over the coming years.

Portfolio Review

Amidst the volatility the Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) (Institutional Class) held up well and outperformed the Fund’s benchmark, the Russell 2000® Value Index, by 115 basis points over the course of the last six months ending April 30, 2020. The largest detractors relative to the benchmark performance were Health Care, Utilities, Consumer Staples, and Energy. Our strongest contributors included Materials, Real Estate, Consumer Discretionary, and Financials.

Health Care was the worst performer due to poor stock selection. AMN Healthcare fell -20.1% over the period. Despite this, we continue to hold the position because the company provides healthcare workforce solutions, and the trends for medical staff continues to be strong. NextGen, a provider of electronic healthcare records, was also weak, falling -37.6%. As COVID-19 took hold demand for its products deteriorated. We believe this is a temporary slowdown and continue to hold the stock.

The Energy sector was the worst performing space in the Russell 2000 Value Index over the past six months, dropping -56.1%. Massive over-supply was compounded with a massive drop in demand due to the virus. Across the board our stocks sold off as Gran Tierra Energy, fell -80.4%, Murphy Oil, dropped -67.3%, and Oasis Petroleum moved lower by -17.2%. We were able to buy into the panic selling in March and saw gains in Devon Energy, up 83.7%; CVR Energy, up 36.1%; and Cimarex Energy, rising 69.5%.

Within the Materials sector, our precious metal stocks were worth their weight in gold! Alamos Gold rose 35.6% over the past six months as it moves to begin mining operations at several locations.    Pan American Silver was also strong, jumping 25.1%. Both stocks also benefited from the flight to safety.

Semi-Annual Report

1

Market Overview and Fund Performance (Continued)

Consumer Discretionary was also a strong relative performer for the Portfolio. Although many of the names are down from an absolute perspective, our new buys provided significant alpha. Performance for our new buys included Darden Restaurants, jumping 76.0%; Dunkin Brands, up 58.4%; and Norwegian Cruise Line, gaining 70.0% over the period. We have taken profits in a several of these stocks as their market capitalizations moved out of the small cap arena.

Volatility has increased, and we believe so has opportunity! We are excited about the valuations and stocks that were a seeing come through the small cap space. We mentioned several of these new ideas above. The market movements have been violent and severe, an unprecedented drop, however, we believe this move created an unprecedented opportunity in stocks. Without a doubt the world has changed and will continue to evolve. However, these changes, along with reversal of globalization, nationalism, and inflation, we believe will lead to a resurgence of value investing over the coming years. We see a market where valuation and fundamentals matter, a market where companies ridden with debt and unable to make money will fall to the wayside as easy monetary policy will cease to provide liquidity for their survival. Simply put, a market where the art of stock picking and understanding companies will matter - It should be a great time to be a value investor!

The Fund’s performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings and Number of Holdings are as of April 30, 2020 and are subject to change at any time.

Value stocks may remain undervalued for extended periods of time and the market may not recognize the intrinsic value of these securities.

Micro cap and small cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The opinions expressed are those of the investment management team and are subject to change without notice, as are statements of financial market trends, which are based on current conditions. Under no circumstances does the information contained within represent a recommendation to buy, hold or sell any security and it should not be assumed that the companies discussed were, or will prove to be, profitable. Current and future holdings are subject to risk.

Semi-Annual Report

2

Investment Results (Unaudited)

Average Annual Total Returns(a) As of April 30, 2020
	Investor Class	Institutional Class	Russell 2000® Value Index(b)
Six Months	-22.37%	-22.29%	-23.44%
One Year	-23.85%	-23.66%	-23.84%
Three Year	-7.99%	-7.76%	-6.06%
Five Year	-1.14%	-0.88%	0.30%
Ten Year	4.64%	4.88%	5.30%
Since Inception (8/22/07)	N/A	4.18%	3.56%
Since Inception (12/31/03)	7.10%	N/A	5.54%
	Expense Ratios(c)
	Investor Class	Institutional Class
	1.33%	1.08%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The Russell 2000® Value Index (“Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in Exchange-Traded Funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated February 28, 2020. Foundry Partners, LLC (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), does not exceed 1.25% of the Fund’s average daily net assets. The contractual agreement is effective through February 28, 2021. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement, and the expense limitation in place at the time of the repayment. Information pertaining to the Fund’s expense ratios as of April 30, 2020 can be found in the financial highlights.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Semi-Annual Report

3

Fund Holdings (Unaudited)

(a)	As a percent of net assets.

Availability of Portfolio Schedules (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at http://www.sec.gov.

Semi-Annual Report

4

Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments

April 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.07%
Communication Services — 2.06%
IMAX Corporation(a)	49,964	$574,586
TEGNA, Inc.	291,141	3,121,032
		3,695,618
Consumer Discretionary — 12.13%
Adtalem Global Education, Inc.(a)	69,180	2,197,849
Bloomin’ Brands, Inc.	199,740	2,406,867
Cooper Tire & Rubber Company	94,956	2,012,118
Darden Restaurants, Inc.	8,202	605,226
Deckers Outdoor Corporation(a)	6,679	993,568
Dunkin’ Brands Group, Inc.	17,049	1,071,359
Group 1 Automotive, Inc.	67,892	3,842,008
KB Home	154,812	4,062,266
M/I Homes, Inc.(a)	67,543	1,719,645
Movado Group, Inc.	43,685	450,392
Norwegian Cruise Line Holdings Ltd.(a)	29,098	477,207
Wolverine World Wide, Inc.	91,231	1,869,324
		21,707,829
Consumer Staples — 0.93%
Pilgrim’s Pride Corporation(a)	75,900	1,669,800
Energy — 2.57%
Cimarex Energy Company	20,613	523,982
CVR Energy, Inc.	36,565	872,075
Devon Energy Corporation	44,467	554,503
Enerplus Corporation	217,771	587,982
Hess Midstream L.P.	32,735	572,208
World Fuel Services Corporation	59,660	1,491,501
		4,602,251
Financials — 22.59%
AllianceBernstein Holding LP	99,472	2,329,634
Ameris Bancorp	29,218	743,014
Apollo Commercial Real Estate Finance, Inc.	86,050	701,308
COMMON STOCKS — (continued)
Financials — (continued)
Associated Banc-Corporation	247,526	$3,500,018
Axos Financial, Inc.(a)	47,446	1,093,630
Berkshire Hills Bancorp, Inc.	70,695	1,204,643
CNO Financial Group, Inc.	234,623	3,298,799
F.N.B. Corporation	302,575	2,447,832
First Midwest Bancorp, Inc.	267,747	3,957,301
Fulton Financial Corporation	209,431	2,448,248
Hancock Whitney Corporation	152,374	3,186,140
International Bancshares Corporation	30,685	889,558
MGIC Investment Corporation	122,891	898,333
Old National Bancorp	215,726	3,056,837
TCF Financial Corporation	61,463	1,824,836
Umpqua Holdings Corporation	146,095	1,829,840
Valley National Bancorp	136,739	1,143,138
Washington Federal, Inc.	77,538	2,073,367
WesBanco, Inc.	73,787	1,821,063
Wintrust Financial Corporation	47,576	1,993,434
		40,440,973
Health Care — 2.80%
AMN Healthcare Services, Inc.(a)	25,312	1,189,158
NextGen Healthcare, Inc.(a)	77,928	822,140
PRA Health Sciences, Inc.(a)	9,426	909,609
Select Medical Holdings Corporation(a)	122,302	2,087,695
		5,008,602
Industrials — 17.76%
AAR Corporation	41,974	821,851
Aegion Corporation(a)	69,011	1,107,627
ArcBest Corporation	39,139	797,261
Barnes Group, Inc.	59,690	2,290,903
Crane Company	25,741	1,401,597
EMCOR Group, Inc.	66,881	4,248,949

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

5

Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments (Continued)

April 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
Industrials — (continued)
EnerSys	35,226	$2,056,846
Generac Holdings, Inc.(a)	5,945	579,281
Herman Miller, Inc.	58,776	1,324,811
Hillenbrand, Inc.	65,050	1,362,798
Hub Group, Inc., Class A(a)	22,764	1,095,176
JetBlue Airways Corporation(a)	137,093	1,335,286
Kennametal, Inc.	72,583	1,858,851
Korn Ferry	40,098	1,156,025
Oshkosh Corporation	30,032	2,028,061
Owens Corning	42,795	1,855,591
Regal Beloit Corporation	58,341	4,142,794
Universal Forest Products, Inc.	56,477	2,322,334
		31,786,042
Information Technology — 15.79%
Arrow Electronics, Inc.(a)	28,359	1,784,348
Celestica, Inc.(a)	96,598	601,806
ChipMOS Technology, Inc. - ADR	45,524	910,480
CSG Systems International, Inc.	64,440	3,130,495
Diodes, Inc.(a)	48,283	2,457,122
FLIR Systems, Inc.	38,685	1,678,929
Itron, Inc.(a)	52,177	3,642,998
Jabil, Inc.	38,170	1,085,555
KBR, Inc.	183,325	3,714,165
Sanmina Corporation(a)	117,891	3,269,117
ScanSource, Inc.(a)	42,865	1,111,061
Sykes Enterprises, Inc.(a)	33,754	966,377
Verint Systems, Inc.(a)	9,711	415,048
Vishay Intertechnology, Inc.	211,310	3,505,633
		28,273,134
Materials — 8.06%
Alamos Gold, Inc., Class A	279,751	2,257,591
Cabot Corporation	75,425	2,556,154
Commercial Metals Company	62,541	996,904
COMMON STOCKS — (continued)
Materials — (continued)
Domtar Corporation	36,518	$853,060
Kraton Corporation(a)	41,864	653,497
Minerals Technologies, Inc.	36,861	1,623,358
Pan American Silver Corporation	201,379	4,277,290
Schnitzer Steel Industries, Inc., Class A	77,588	1,207,269
		14,425,123
Real Estate — 9.26%
Apple Hospitality REIT, Inc.	81,615	790,033
Brandywine Realty Trust	164,483	1,835,630
CareTrust REIT, Inc.	99,058	1,632,476
CoreCivic, Inc.	87,010	1,141,571
DiamondRock Hospitality Company	261,923	1,631,780
Industrial Logistics Properties Trust	57,422	1,073,217
Kite Realty Group Trust	95,721	979,226
Lexington Realty Trust	328,646	3,434,352
Piedmont Office Realty Trust, Inc., Class A	106,212	1,842,778
PotlatchDeltic Corporation	33,004	1,158,770
Retail Opportunity Investments Corporation	108,210	1,050,178
		16,570,011
Utilities — 4.12%
ALLETE, Inc.	53,331	3,069,732
Otter Tail Corporation	9,364	415,574
Portland General Electric Company	83,113	3,888,858
		7,374,164
Total Common Stocks (Cost $196,448,830)		175,553,547

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

6

Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments (Continued)

April 30, 2020 (Unaudited)

	Shares	Fair Value
MONEY MARKET FUNDS — 2.07%
Federated Government Obligations Fund, Institutional Class, 0.18%(b)	3,714,429	$3,714,429
Total Money Market Funds (Cost $3,714,429)		3,714,429
Total Investments — 100.14% (Cost $200,163,259)		179,267,976
Liabilities in Excess of Other Assets — (0.14)%		(249,896)
NET ASSETS — 100.00%		$179,018,080

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of April 30, 2020.
ADR	— American Depositary Receipt
REIT	— Real Estate Investment Trust

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

7

Foundry Partners Fundamental Small Cap Value Fund

Statement of Assets and Liabilities

April 30, 2020 (Unaudited)

Assets
Investments in securities at fair value (cost $200,163,259) (Note 3)	$179,267,976
Receivable for fund shares sold	78,138
Dividends receivable	39,709
Prepaid expenses	43,044
Total Assets	179,428,867
Liabilities
Payable for fund shares redeemed	254,063
Payable to Adviser (Note 4)	113,943
Accrued distribution (12b-1) fees (Note 4)	2,435
Payable to Administrator (Note 4)	17,918
Payable to trustees	921
Other accrued expenses	21,507
Total Liabilities	410,787
Net Assets	$179,018,080
Net Assets consist of:
Paid-in capital	214,156,366
Accumulated deficit	(35,138,286)
Net Assets	$179,018,080
Investor Class:
Net Assets	$12,938,868
Shares outstanding	839,085
Net asset value, offering and redemption price per share (Note 2)	$15.42
Institutional Class:
Net Assets	$166,079,212
Shares outstanding	10,727,468
Net asset value, offering and redemption price per share (Note 2)	$15.48

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

8

Foundry Partners Fundamental Small Cap Value Fund

Statement of Operations

For the Six Months Ended April 30, 2020 (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $3,641)	$2,267,325
Total investment income	2,267,325
Expenses
Investment Adviser fees (Note 4)	798,075
Administration fees (Note 4)	68,741
Fund accounting fees (Note 4)	27,244
Distribution (12b-1), Investor Class (Note 4)	22,699
Registration expenses	22,332
Custodian fees	14,685
Legal fees	11,516
Transfer agent fees (Note 4)	11,437
Audit and tax preparation fees	8,957
Insurance expenses	8,594
Printing and postage expenses	8,303
Trustee fees	5,099
Miscellaneous expenses	21,911
Net operating expenses	1,029,593
Net investment income	1,237,732
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(14,058,400)
Net realized loss on foreign currency translations	(36)
Net change in unrealized depreciation of investment securities and foreign currency translations	(26,464,950)
Net realized and change in unrealized loss on investments	(40,523,386)
Net decrease in net assets resulting from operations	$(39,285,654)

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,237,732	$2,451,852
Net realized gain (loss) on investment securities transactions	(14,058,436)	4,194,487
Net change in unrealized depreciation of investment securities	(26,464,950)	(2,245,041)
Net increase (decrease) in net assets resulting from operations	(39,285,654)	4,401,298
Distributions to Shareholders From Earnings (Note 2)
Investor Class	(729,182)	(2,046,739)
Institutional Class	(6,664,011)	(13,206,296)
Total Distributions	(7,393,193)	(15,253,035)
Capital Transactions - Investor Class
Proceeds from shares sold	402,110	1,795,212
Reinvestment of distributions	713,576	1,992,112
Amount paid for shares redeemed	(4,037,136)	(6,777,093)
Total Capital Transactions - Investor Class	(2,921,450)	(2,989,769)
Capital Transactions - Institutional Class
Proceeds from shares sold	45,371,010	34,498,680
Reinvestment of distributions	6,436,461	12,712,182
Amount paid for shares redeemed	(17,837,408)	(22,193,984)
Total Capital Transactions - Institutional Class	33,970,063	25,016,878
Net increase in net assets resulting from capital transactions	31,048,613	22,027,109
Total Increase (Decrease) in Net Assets	(15,630,234)	11,175,372
Net Assets
Beginning of period	194,648,314	183,472,942
End of period	$179,018,080	$194,648,314

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Statements of Changes in Net Assets (Continued)

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Share Transactions - Investor Class
Shares sold	22,030	88,608
Shares issued in reinvestment of distributions	33,548	112,231
Shares redeemed	(240,821)	(339,496)
Total Share Transactions - Investor Class	(185,243)	(138,657)
Share Transactions - Institutional Class
Shares sold	3,137,528	1,708,345
Shares issued in reinvestment of distributions	301,756	714,167
Shares redeemed	(1,116,378)	(1,111,865)
Total Share Transactions - Institutional Class	2,322,906	1,310,647

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Investor Class Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Selected Per Share Data
Net asset value, beginning of period	$20.55		$22.11	$24.32	$20.49	$21.41	$23.63

Investment operations:
Net investment income	0.11		0.25	0.12	0.05	0.16	0.19
Net realized and unrealized gain (loss) on investments	(4.51)		(0.03)	(1.52)	4.37	1.32	(0.11)
Total from investment operations	(4.40)		0.22	(1.40)	4.42	1.48	0.08

Less distributions to shareholders from:
Net investment income	(0.26)		(0.08)	(0.08)	(0.13)	(0.26)	(0.18)
Net realized gains	(0.47)		(1.70)	(0.73)	(0.46)	(2.14)	(2.12)
Total distributions	(0.73)		(1.78)	(0.81)	(0.59)	(2.40)	(2.30)

Paid in capital from redemption fees	—		—	—	—	— (a)	— (a)

Net asset value, end of period	$15.42		$20.55	$22.11	$24.32	$20.49	$21.41

Total Return(b)	(22.37	)%(c)	2.28%	(6.02)%	21.68%	8.23%	0.21%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$12,939		$21,048	$25,715	$41,786	$38,864	$60,134
Before waiver:
Ratio of expenses to average net assets	1.32%	(d)	1.32%	1.31%	1.36%	1.43%	1.41%
After waiver:
Ratio of expenses to average net assets	1.32%	(d)	1.32%	1.31%	1.36%	1.43%	1.37%
Ratio of net investment income to average net assets	1.09%	(d)	1.15%	0.49%	0.22%	0.84%	0.87%
Portfolio turnover rate(e)	30.91%	(c)	47.17%	34.41%	28.16%	12.85%	43.59%

(a)	Rounds to less than $0.005 per share.
(b)

Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, and excludes any sales charges and redemption fees that were charged by the Fund prior to August 30, 2016.

(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Institutional Class Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Selected Per Share Data
Net asset value, beginning of period	$20.66		$22.24	$24.46	$20.60	$21.52	$23.74

Investment operations:
Net investment income	0.13		0.27	0.18	0.11	0.25	0.26
Net realized and unrealized gain (loss) on investments	(4.52)		— (a)	(1.53)	4.39	1.29	(0.12)
Total from investment operations	(4.39)		0.27	(1.35)	4.50	1.54	0.14

Less distributions to shareholders from:
Net investment income	(0.32)		(0.15)	(0.14)	(0.18)	(0.32)	(0.24)
Net realized gains	(0.47)		(1.70)	(0.73)	(0.46)	(2.14)	(2.12)
Total distributions	(0.79)		(1.85)	(0.87)	(0.64)	(2.46)	(2.36)

Net asset value, end of period	$15.48		$20.66	$22.24	$24.46	$20.60	$21.52

Total Return(b)	(22.29	)%(c)	2.55%	(5.78)%	22.01%	8.50%	0.46%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$166,079		$173,600	$157,758	$151,757	$97,987	$87,023
Before waiver:
Ratio of expenses to average net assets	1.07%	(d)	1.07%	1.06%	1.11%	1.18%	1.16%
After waiver:
Ratio of expenses to average net assets	1.07%	(d)	1.07%	1.06%	1.11%	1.18%	1.12%
Ratio of net investment income to average net assets	1.34%	(d)	1.34%	0.76%	0.45%	1.05%	1.12%
Portfolio turnover rate(e)	30.91%	(c)	47.17%	34.41%	28.16%	12.85%	43.59%

(a)	Rounds to less than $0.005 per share.
(b)

Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, and excludes any sales charges and redemption fees that were charged by the Fund prior to August 30, 2016.

(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated of the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

April 30, 2020 (Unaudited)

NOTE 1. ORGANIZATION

The Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) is an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Foundry Partners, LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

The Fund currently offers Investor Class shares and Institutional Class shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or as expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The

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Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended April 30, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations when incurred. During the six months ended April 30, 2020, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash income, if any, is recorded at the fair market value of the securities. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund holds Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the REIT’s underlying taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from REITs that represent a return of capital or capital gains are recorded as a reduction of the cost of the REITs or as a realized gain, respectively.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income,

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

April 30, 2020 (Unaudited)

expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Share Valuation – The NAV is calculated each day the New York Stock Exchange is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

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The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

April 30, 2020 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$175,553,547	$—	$—	$175,553,547
Money Market Funds	3,714,429	—	—	3,714,429
Total	$179,267,976	$—	$—	$179,267,976

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement between the Trust and the Adviser for the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the average daily net assets of the Fund. For the six months ended April 30, 2020, the Adviser earned a fee of $798,075 from the Fund. At April 30, 2020, the Fund owed the Adviser $113,943.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest expense and dividends on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds), do not exceed an annual rate of 1.25% of the average daily net assets of the Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment, and the expense limitation that is in effect at the time of the fee waiver or expense reimbursement. As of April 30, 2020, the Adviser has made no previous waivers that may be recouped. The contractual agreement is in effect through February 28, 2021. The expense cap may not be terminated prior to this date except by mutual consent of the Adviser and the Board. For the six months ended April 30, 2020, the Adviser did not waive any fees from the Fund.

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The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator”), to provide the Fund with administration and compliance, including a chief compliance officer, fund accounting and transfer agent services, including all regulatory reporting. For the six months ended April 30, 2020, the Administrator earned fees of $68,741 for administrative and compliance services, $27,244 for fund accounting services, and $11,437 for transfer agent services. At April 30, 2020, the Administrator was owed $17,918 for administrative services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the “1940 Act”). The Plan provides that the Fund will pay the Distributor or any registered securities dealer, financial institution or any other person (a “Recipient”) a fee aggregating at a rate of 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel; the printing and mailing of prospectuses to other than current Fund shareholders; the printing and mailing of sales literature; and servicing shareholder accounts. The Fund or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is paid regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the six months ended April 30, 2020, the Investor Class shares 12b-1 expense incurred by the Fund was $22,699. The Fund owed $2,435 for Investor Class shares 12b-1 fees as of April 30, 2020.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2020, purchases and sales of investment securities, other than short-term investments, were $89,684,723 and $56,010,043, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended April 30, 2020.

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

April 30, 2020 (Unaudited)

NOTE 6. FEDERAL TAX INFORMATION

At April 30, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$9,459,329
Gross unrealized depreciation	(30,722,705)
Net unrealized depreciation on investments	$(21,263,376)
Tax cost of investments	$200,531,352

At April 30, 2020, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and partnership basis adjustments.

At October 31, 2019, the Fund’s most recent fiscal year end, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,112,332
Undistributed long-term capital gains	4,445,581
Unrealized appreciation on investments	4,982,648
Total accumulated earnings	$11,540,561

The tax character of distributions paid for the fiscal year ended October 31, 2019, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:
Ordinary income (a)	$1,151,123
Long-term capital gains	14,101,912
Total taxable distributions	15,253,035
Total distributions paid	$15,253,035

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

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NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

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Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 through April 30, 2020.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value, November 1, 2019	Ending Account Value, April 30, 2020	Expenses Paid During the Period(a)	Annualized Expense Ratio
Foundry Partners Fundamental Small Cap Value Fund
Investor Class	Actual	$1,000.00	$ 776.30	$5.83	1.32%
	Hypothetical (b)	$1,000.00	$ 1,018.30	$6.62	1.32%
Institutional Class	Actual	$1,000.00	$ 777.10	$4.75	1.07%
	Hypothetical (b)	$1,000.00	$ 1,019.52	$5.39	1.07%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

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Valued Advisers Trust Privacy Policy

FACTS	WHAT DOES Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 247-1014

Who we are
Who is providing this notice?	Foundry Partners Fundamental Small Cap Value Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Foundry Partners, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

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PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available (1) without charge upon request by calling the Fund at (800) 247-1014 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Gregory T. Knoth, Principal Financial Officer and Treasurer

Kevin J. Patton, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Foundry Partners, LLC

323 Washington Avenue North, Suite 360

Minneapolis, MN 55401

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Semi-Annual Report

April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (888) 695-3729 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (888) 695-3729. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Fund Adviser:

Kovitz Investment Group Partners, LLC
115 South LaSalle Street, 27th Floor
Chicago, IL 60603
Toll Free (888) 695-3729

MANAGEMENT DISCUSSION & ANALYSIS – (UNAUDITED)

Kovitz Investment Group launched the Green Owl Intrinsic Value Fund (the “Fund”) with the goal of seeking long-term capital appreciation through high risk-adjusted returns. To accomplish this, Fund management implements a fundamental, research-driven process, in order to build a diversified portfolio of equity investments through the purchase of competitively advantaged and financially strong companies at prices substantially less than our estimate of their intrinsic values.

We remain focused on the careful and patient application of our investment criteria and valuation requirements. Our bottom-up research emphasizes business quality, industry structures, growth opportunities, management skill and corporate culture. It is further augmented by our assessment of the company’s ability to sustain earnings power over the long haul through an understanding of its competitive advantages and management’s proficiency in the allocation of capital. We use absolute, rather than relative, methods to estimate companies’ intrinsic values and we use the movement of market prices around these intrinsic value estimates to construct and manage a portfolio of high-quality businesses that have the potential to create sustained shareholder value over many years.

- No greed. Only fear.

- No optimism. Only pessimism.

- No risk tolerance. Only risk aversion.

- No ability to see positives, only negatives.

- No willingness to interpret things positively, only negatively.

- No ability to imagine good outcomes, only bad.

-    Howard Marks, “Mastering the Market Cycle”

Investing Through the Downturn

Less than three months ago markets were at a record high, as healthy data on the US economy signaled continued growth on the horizon. Then, as the novel coronavirus (“COVID-19”) made its way from China to continental Europe and the United States, markets went into a tailspin, suffering one of the fastest declines on record. The last several weeks have been characterized by extreme volatility. Investors who previously seemed to have trouble thinking of a negative catalyst with a serious likelihood of materializing were suddenly confronted with an unimaginable catalyst that is here and terrifying.

In the world of investing, perception often swings from ‘flawless’ to ‘hopeless.’ Coming off one of the swiftest declines into a bear market in the history of the equity markets, it is easy to take a pessimistic view of what may be in store for the future and conclude that things are “hopeless.” Unfortunately, most humans are wired to extrapolate current conditions endlessly into the future.

We, however, attempt to approach all the doom and gloom with a sense of measured confidence borne from our investment experience. Ultimately, stock prices converge to business values, and we think it’s very unlikely that today’s prices for most securities reflect the underlying values of the businesses they represent.

Some might ask: “but, couldn’t the market fall further?” Yes, it could, but we don’t think that’s necessarily the right question. The legendary investor Sir John Templeton always said he tried to buy at the point of maximum pessimism, but he never knew when that was. We are never sure of that either, but we believe the correct question for the current environment is this: “Has the retreat in stocks caused certain securities to be priced where the odds are skewed more favorably towards a positive outcome than to a negative one over a reasonably long time horizon?” We believe the answer to that question for many businesses is yes.

We are of the belief that the recession the United States is almost certainly already in could be long and deep, but we also believe that stock prices may have already discounted the worst of the economic decline. We cannot say with certainty whether the final low of this bear market has yet been seen, but we are also of the belief that the stock market is likely to be significantly higher in several years’ time. These statements may seem at odds with each other. We think its fine to have these conflicting beliefs, because two opposing things can be true at the same time.

We cannot, nor will we attempt to, predict the timing of when stock prices will begin climbing in earnest. Don’t be disappointed or surprised if it doesn’t occur instantaneously. There will not be a single event or a water-shed moment to which one will be able to identify as the turning point. Instead, at some indeterminate point in the future, we will look back and realize that the opportunities we thought were being served up by a fearful market were authentic.

As we do in every market environment, we continue to seek out high-quality businesses that we can buy at a significant discount to our estimate of fair value. We are prepared for the possibility that every decision we make today will look wrong tomorrow, as we have no idea how long this market decline will continue. It’s a difficult paradigm to embrace; however, we believe these decisions are more than prudent using a multi-year time horizon.

The value of an investment, of course, derives not from what the market opines at a point in time, but from the cash flow that a company or asset is reasonably expected to generate in the future and the reliability of that cash flow. While the near-term cash flows of most businesses will be impaired due to the mandated shutdown of large parts of the global economy, most of the present value of a business resides in those cash flows beyond year one or two. The price of a company’s shares is, by contrast, an ephemeral blip on a screen indicating only where the supply of shares offered for sale meets immediate demand. Short-term market gyrations matter little unless one wishes – or is forced – to transact.

We have recently engaged in a great deal of activity, and we are not buying blindly. We are only buying after conservative (perhaps overly) valuation of the expected returns if the economy and earnings return to a semblance of normalcy within a few years. Think about that statement for a second with particular attention to the phrase “within a few years.” Are you willing to bet that this is not likely? Do you believe that the world will be a completely different place three years from now than what it was in February of 2020? As we continue to learn more about this virus, it seems unlikely that it will fundamentally and permanently change life as we know it, make the world of the future unrecognizable, or decimate businesses forever.

The environment created by this pandemic screams that the above cannot hold true. We don’t think so. We will always hold the conviction that the single most important driver of investment success is the discipline of buying stocks at prices that incorporate a margin of safety relative to our conservatively estimated appraisal of the business that they represent. Selling when the prices go down because we feel they may fall further does not sit with us ideologically and has certainly not proven to be a successful strategy historically. It’s easier emotionally to sell after a market decline than it is to buy. That’s a big reason why so many individual investors have historically underperformed the market. They buy after stocks go up and sell after stocks go down. At the worst, we may need to extend our time frame for which those returns may come.

Our opinion on the duration and magnitude of the economic decline caused by the coronavirus is no more likely to be accurate than what you hear on television or read at many online sources. But our expertise is in valuing businesses and we have the historical perspective of how stock market prices and long-term business values can sometimes radically diverge.

Our investment focus zooms out from this quarter, or the next — where our vision is fogged — to years ahead, where paradoxically we have a lot more clarity. It is easy to look at the current decline as a curse, but looking out, we expect to find that this sell-off provided the opportunity to add to existing positions at lower prices and to add new, high-quality companies to our clients’ portfolios at attractive prices. The stock market rewards investors who are long-term oriented and patient.

Like Mr. Templeton, we are long-term optimists, a trait we believe is shared by all the best investors throughout time. Even so, we layer on an additional level of conservatism in our thinking. We have a deep investment team who is experienced and practiced at valuing businesses. This disciplined approach helps us identify opportunities during times of crisis and increased volatility.

As famed investor Shelby Davis observed: “You make most of your money in a bear market; you just don’t realize it at the time.”

Market and Performance Summary

The Fund decreased in value by 16.30% during the first half of the fiscal year (November 1, 2019 through April 30, 2020), while the Fund’s primary benchmark, the S&P 500® Index (“S&P 500”), decreased 3.16% over the same period. Since inception on December 27, 2011, the Fund has compounded at an annual rate of 8.79%, versus 12.83% annually for the S&P 500.

Starting with the obvious, we are disappointed to be trailing the S&P 500 by approximately 10% for the fiscal quarter ended April 30, 2020, during the first meaningful decline in quite some time. Our process is designed to buy good businesses at attractive prices that provide downside protection should our estimates prove too optimistic. This process is colloquially known as “value investing”. Importantly, it has been the most successfully repeatable style of investing through time, primarily because of its ability to limit the permanent loss of capital.

This quarter in many ways is what we, and the broader value investing community, have been waiting for. For several years we resisted the urge to buy expensively priced companies and watched as the most expensive stocks continued to post the best results. This was at odds with the last 100 years of data. However, we, and many assumed, that when a bear market arrived, the decline in valuations for the most expensively priced stocks would more than make up for the perceived lack of economic sensitivity. Further, by owning a collection of good businesses at attractive prices, we expected to be insulated from the worst of the bear market. While owning good businesses at attractive prices does not guarantee outperformance during a bear market, trailing by a noticeable amount is surprising and disappointing.

So why then, during a bear market, is both value, and our implementation of it, underperforming the benchmark?

Unfortunately, the answer is, we believe this bear market has nothing to do with valuations.

This particular market decline began with the origination of the now well-known COVID-19 virus. At first, it seemed China took an aggressive stance quarantining the region. It also originally looked like they had successfully dealt with the situation, and that this was the latest in a series of China-specific medical issues. Obviously in hindsight, that was laughably incorrect. As the virus jumped borders and Western governments struggled to recognize and respond to the threat, it became clear this was a global pandemic the likes of which had not been witnessed since the Spanish Flu of 1918.

We stress test every company we buy for a downside fair value estimate assuming a 2008/2009 level recession or worse. However, until now, we have never contemplated a strong, competitively advantaged business with a long operating history entering a recession that causes SALES to fall to zero for an extended period. This did not happen in ‘08/’09 nor during the Great Depression. This did not happen even during previous pandemics. Sales fall 20-50% regularly. Companies lose money, i.e. profits, regularly. But even a dying business destined for bankruptcy has at least some revenue. And yet, zero, is what is happening now across many industries.

Our mistake was not correctly predicting the world would choose to close the global economy to defeat the virus. At the time, predicting this would have been akin to panicking- predicting a dire outcome that has never once happened. Given our lens of economic history it seemed like a very low probability event. As events unfolded, it seemed assuming a one-month closure and then reopening akin to China was a conservative assumption. Again, events unfolded rapidly and in a different direction.

This brings us full circle to the first quarter results. We have often said, and believe it to be true mathematically, that the price you pay for an asset is the single largest determinant of the expected future return, and the risk assumed to earn that return. However, that sentence now needs an addendum. In a scenario where there is zero revenue for an extended period of time, the original price paid is not the margin of safety. Earnings simply matter little. What does matter is, we believe, whether or not the balance sheet has debt.

Notice, we did not ask, does the business have lots of debt? We asked whether the business has any debt. The reason for this can be best exemplified by looking at Expedia, the well-known travel website and a current Fund portfolio holding. The business has a long operating history. Entering the pandemic, Expedia had just reported 2019 financial results that included the generation of approximately $1.6bn in free cash flow for the year. They also entered the year with $4.9bn of debt and $3.8bn of cash. Net, that equates to debt of $1.1bn – less than one times the amount of free cash flow they could produce in one year. On any finance exam, that is a high-quality balance sheet that would be considered by many to be underleveraged. Prior to the pandemic, our conservative downside scenario assumed revenue fell 10-15%, substantially more than the 7% decline seen in 2009. However, any debt, against zero revenue is too much.

This phenomenon has played out rapidly throughout the stock market. Companies with net-cash balance sheets, or businesses that are likely to only be marginally impacted by the recession (e.g., grocery stores) have dramatically outperformed. This relative performance has had very little to do with the starting valuations, and unfortunately therefore does not fit into the lens the investment community is used to looking through. We suspect valuation will matter in many future bear markets, it just doesn’t this time.

All that said, why then has the S&P 500 so thoroughly beaten most every widely diversified index, as well as nearly every active manager? Over the last 5 years, the S&P 500 has become incredibly concentrated, to the point where we are beginning to view it as an active fund we are competing against. At April 30, 2020, the top 5 holdings equal 19% of the index. The top 10 are 26%. By comparison, the bottom 385 make up just 26%.

Further, this concentration is in relatively expensive companies – but with pristine balance sheets and indominable businesses. This dynamic is summed up nicely by comparing the result of the S&P 500 to that of the equal weight S&P 500 (where every stock is 1/500th of the index): the S&P 500 declined 19.6% while the Equal Weighted index declined 26.5%.

	S&P 500	Equal Weight S&P 500
Top 5 Holdings %	19%	1%
Top 10 Holdings %	26%	2%
Bottom 385 Holdings %	26%	77%
YTD Return %	-19.6%	-26.5%

All of which brings us to today. We own a portfolio of very good businesses. Amazingly, we expect they will survive the current recession even assuming many months of zero revenue and in most cases are likely to be better positioned versus their competition on the other side. We believe the current environment is a moment of extreme dislocation between the values of these businesses and the underlying cash flows. If we can stretch our time horizon to five years, right now is an opportunity to earn excellent returns produced by exceptionally safe businesses. While we didn’t envision the unexpected volatility in our relative returns, we believe we will be well compensated for it.

Performance Attribution

The individual positions that contributed the most to performance during the 6-month period were Apple, Covetrus, Amazon, Alphabet and Northern Trust.

The individual positions that detracted the most from performance during the 6-month period were ViacomCBS, Mohawk, General Motors, Gildan and Delta.

Portfolio Activity

“Only egotists or fools try to pick tops and bottoms, which one are you?”

- Barton Biggs, “Hedgehogging”

“Some people say they want to wait for a clearer view of the future. When the future is again clear, present bargains will have vanished. In fact, does anyone think that today’s prices will prevail once full confidence has been restored?”

- Dean Witter, May 1932

Given the volatility caused by the coronavirus, we were active market participants. We’ve consistently driven home the message that we typically use market dislocations as opportunities to upgrade the overall quality of our portfolio. This time was no different.

We are utilizing the same approach we have always used – a valuation framework that focuses on the long-term fundamentals and minimizing the odds of a permanent loss of capital. We have been using the volatility to upgrade both the quality of the portfolio and the expected return profile. One of the identifiable themes to our recent activity is maintaining or initiating positions in exceptional businesses that we believe will weather any coronavirus-related macroeconomic downturn quite well and emerge stronger on the other side due to the possession of one or more competitive advantages. We have also maintained or increased several current positions in quality businesses that may experience near-term cash flow constraints due to the coronavirus, but we believe will endure and offer significant upside as the current challenges abate.

The following portfolio actions were taken during the period

Initiated positions in the following 12 companies: Amazon, Autodesk, Becton Dickinson, Charter Communications, Delta, Hasbro, Lockheed Martin, Motorola Solutions, Northern Trust, NVR, Tencent, Visa.

Increased position sizes in the following 10 companies: American Express, AON, Blackstone, CarMax, Expedia, Gildan, GoDaddy, Philip Morris, SS&C, ViacomCBS.

Exited positions in the following 11 companies: American Airlines, Bank of America, eBay, FedEx, Goldman Sachs, Naspers, PPG, Tencent, US Foods, United Parcel Service, Valmont.

Decreased position sizes in the following 11 companies: Analog Devices, AON, Apple, Berkshire Hathaway, Blackstone, Boeing, CarMax, CBRE, Delta, Jacobs Engineering, Quanta

As of April 30, 2020, the Fund’s five largest positions were Alphabet, Berkshire Hathaway, Quanta Services, Facebook and Apple, comprising 25.5% of the Fund’s total assets.

Thank you for your continued support and trust in our ability to manage your investment in the Fund.

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns* (For the periods ended April 30, 2020)
	Six Months	One Year	Five Year	Since Inception (December 22, 2011) (a)
Green Owl Intrinsic Value Fund	-16.30%	-16.21%	3.02%	8.79%
S&P 500® Index**	-3.16%	0.86%	9.12%	12.83%

Total annual operating expenses, as disclosed in the Green Owl Intrinsic Value Fund (the “Fund”) prospectus dated February 28, 2020, were 1.33% of average daily net assets (1.11% after fee waivers/expense reimbursements by Kovitz Investment Group Partners, LLC (the “Adviser”)). The Adviser has agreed to waive its fees and/or reimburse other expenses of the Fund until February 28, 2022, so that Total Annual Fund Operating Expenses do not exceed 1.10%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each waiver and/or reimbursement of an expense is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of April 30, 2020 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 695-3729.

(a)

The Fund commenced operations on December 22, 2011. However, the Fund did not invest in long-term securities towards the investment objective until December 27, 2011. December 27, 2011 is the performance calculation inception date.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

**

The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

(a)	As a percentage of net assets.

The investment objective of the Green Owl Intrinsic Value Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

GREEN OWL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS

April 30, 2020 (Unaudited)

COMMON STOCKS — 98.11%	Shares	Fair Value
Communication Services — 20.05%
Alphabet, Inc., Class A(a)	373	$502,319
Alphabet, Inc., Class C(a)	2,948	3,975,850
Charter Communications, Inc., Class A(a)	4,284	2,121,565
Facebook, Inc., Class A(a)	15,335	3,139,228
ViacomCBS, Inc., Class B	98,030	1,691,998
Walt Disney Company (The)	21,425	2,317,114
		13,748,074
Consumer Discretionary — 19.67%
Amazon.com, Inc.(a)	480	1,187,520
Booking Holdings, Inc.(a)	1,447	2,142,384
CarMax, Inc.(a)	32,399	2,386,186
Expedia Group, Inc.	10,360	735,353
General Motors Company	75,055	1,672,976
Gildan Activewear, Inc.	109,320	1,523,921
Hasbro, Inc.	21,165	1,528,325
Lowe’s Companies, Inc.	7,130	746,868
Mohawk Industries, Inc.(a)	9,102	798,427
NVR, Inc.(a)	247	765,700
		13,487,660
Consumer Staples — 3.99%
Philip Morris International, Inc.	36,635	2,732,971

Financials — 20.60%
American Express Company	20,910	1,908,038
Aon plc	12,065	2,083,264
Berkshire Hathaway, Inc., Class B(a)	19,325	3,620,732
Blackstone Group L.P. (The), Class A(b)	16,770	876,065
Charles Schwab Corporation (The)	41,220	1,554,818
Citigroup, Inc.	22,605	1,097,699
JPMorgan Chase & Company	11,520	1,103,155
Northern Trust Corporation	23,795	1,883,612
		14,127,383
Health Care — 3.26%
Becton, Dickinson and Company	5,910	1,492,452
Covetrus, Inc.(a)	62,537	743,565
		2,236,017

See accompanying notes which are an integral part of these financial statements.

GREEN OWL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS – continued

April 30, 2020 (Unaudited)

COMMON STOCKS — 98.11% – continued	Shares	Fair Value
Industrials — 12.21%
AMERCO	5,365	$1,502,897
Jacobs Engineering Group, Inc.	17,445	1,443,574
Lockheed Martin Corporation	3,576	1,391,279
Quanta Services, Inc.	89,945	3,270,400
Robert Half International, Inc.	16,098	760,952
		8,369,102
Information Technology — 15.24%
Apple, Inc.	10,405	3,056,989
Autodesk, Inc.(a)	5,930	1,109,681
GoDaddy, Inc., Class A(a)	30,223	2,098,383
Motorola Solutions, Inc.	10,215	1,469,019
SS&C Technologies Holdings, Inc.	31,075	1,714,097
Visa, Inc., Class A	5,615	1,003,513
		10,451,682
Real Estate — 3.09%
CBRE Group, Inc., Class A(a)	49,395	2,120,527
Total Common Stocks (Cost $57,579,894)		67,273,416

MONEY MARKET FUNDS — 1.85%
Federated Treasury Obligations Fund, Institutional Class, 0.01%(c)	1,266,069	1,266,069
Total Money Market Funds (Cost $1,266,069)		1,266,069
Total Investments — 99.96% (Cost $58,845,963)		68,539,485
Other Assets in Excess of Liabilities — 0.04%		30,465
NET ASSETS — 100.00%		$68,569,950

(a)	Non-income producing security.

(b)	Master Limited Partnership

(c)	Rate disclosed is the seven day effective yield as of April 30, 2020.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

GREEN OWL INTRINSIC VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020 (Unaudited)

Assets
Investments in securities at fair value (cost $58,845,963) (Note 3)	$68,539,485
Receivable for fund shares sold	38,000
Dividends receivable	32,124
Tax reclaims receivable	14,084
Prepaid expenses	15,729
Total Assets	68,639,422

Liabilities
Payable to Adviser (Note 4)	39,512
Payable to Administrator (Note 4)	7,271
Payable to trustees	2,236
Other accrued expenses	20,453
Total Liabilities	69,472
Net Assets	$68,569,950

Net Assets consist of:
Paid-in capital	57,597,787
Accumulated earnings	10,972,163
Net Assets	$68,569,950

Shares outstanding (unlimited number of shares authorized, no par value)	4,578,543
Net asset value, offering and redemption price per share (Note 2)	$14.98

See accompanying notes which are an integral part of these financial statements.

GREEN OWL INTRINSIC VALUE FUND
STATEMENT OF OPERATIONS

For the six months ended April 30, 2020 (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $3,231)	$544,727
Total investment income	544,727

Expenses
Investment Adviser fees (Note 4)	397,583
Administration fees (Note 4)	31,317
Fund accounting fees (Note 4)	15,866
Registration expenses	15,472
Legal fees	12,111
Transfer agent fees (Note 4)	11,255
Audit and tax preparation fees	8,702
Printing and postage expenses	7,707
Custodian fees	6,812
Trustee fees	3,952
Insurance expenses	3,746
Line of credit (Note 5)	2,065
Pricing	1,667
Compliance service fees (Note 4)	1,492
Miscellaneous expenses	12,204
Total expenses	531,951
Fees contractually waived by Adviser (Note 4)	(93,406)
Net operating expenses	438,545
Net investment income	106,182

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on:
Investment securities transactions	1,213,505
Net change in unrealized depreciation on:
Investment securities transactions	(14,159,078)
Written options	(4,597)
Foreign currency translations	(254)
Net realized and change in unrealized loss on investments	(12,950,424)
Net decrease in net assets resulting from operations	$(12,844,242)

See accompanying notes which are an integral part of these financial statements.

GREEN OWL INTRINSIC VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$106,182	$833,911
Net realized gain on investment securities transactions	1,213,505	3,445,186
Net change in unrealized appreciation (depreciation) of investment securities transactions, written options and foreign currency translations	(14,163,929)	3,712,451
Net increase (decrease) in net assets resulting from operations	(12,844,242)	7,991,548

Distributions to Shareholders from Earnings (Note 2)	(4,242,749)	(7,548,220)

Capital Transactions
Proceeds from shares sold	9,535,925	13,521,730
Reinvestment of distributions	4,026,812	7,250,182
Amount paid for shares redeemed	(11,871,529)	(15,666,914)
Net increase in net assets resulting from capital transactions	1,691,208	5,104,998
Total Increase (Decrease) in Net Assets	(15,395,783)	5,548,326

Net Assets
Beginning of period	83,965,733	78,417,407
End of period	$68,569,950	$83,965,733

Share Transactions
Shares sold	626,892	772,039
Shares issued in reinvestment of distributions	216,031	448,650
Shares redeemed	(729,273)	(885,378)
Net increase in shares outstanding	113,650	335,311

See accompanying notes which are an integral part of these financial statements.

GREEN OWL INTRINSIC VALUE FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Selected Per Share Data
Net asset value, beginning of period	$18.81		$18.99	$19.09	$15.08	$14.84	$15.72
Investment operations:
Net investment income	0.02		0.19	0.05	0.04	0.06	0.08
Net realized and unrealized gain (loss) on investments	(2.90)		1.47	0.24	4.03	0.47	(0.16)
Total from investment operations	(2.88)		1.66	0.29	4.07	0.53	(0.08)

Less distributions to shareholders from:
Net investment income	(0.17)		(0.05)	(0.04)	(0.06)	(0.06)	(0.20)
Net realized gains	(0.78)		(1.79)	(0.35)	—	(0.23)	(0.60)
Total distributions	(0.95)		(1.84)	(0.39)	(0.06)	(0.29)	(0.80)
Net asset value, end of period	$14.98		$18.81	$18.99	$19.09	$15.08	$14.84

Total Return(a)	(16.30	)%(b)	10.34%	1.50%	27.02%	3.65%	(0.60)%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$68,570		$83,966	$78,417	$82,068	$61,267	$59,318
Ratio of expenses to average net assets after expense waiver	1.11	%(c)(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses to average net assets before expense waiver	1.34	%(c)	1.32%	1.32%	1.32%	1.40%	1.37%
Ratio of net investment income to average net assets after expense waiver	0.27	%(c)	1.04%	0.26%	0.22%	0.41%	0.49%
Portfolio turnover rate	32	%(b)	29%	33%	17%	21%	33%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(b)	Not annualized.
(c)	Annualized.
(d)	Includes line of credit expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS

April 30, 2020 (Unaudited)

NOTE 1. ORGANIZATION

The Green Owl Intrinsic Value Fund (the “Fund”) is an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund commenced operations on December 22, 2011. The Fund’s investment adviser is Kovitz Investment Group Partners, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended April 30, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations when incurred. During the six months ended April 30, 2020, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2020 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Derivative Transactions – The following table identifies the effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2020.

For the six months ended April 30, 2020:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Written Call Options	Net realized gain and change in unrealized appreciation (depreciation) on written options	$—	$(4,597)

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2020 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

The following summarizes the average ending monthly fair value of derivatives outstanding during the six months ended April 30, 2020:

Average Ending Monthly Fair Value
Written options	$60,915	(a)

(a)	Average based on the two months during the period that had activity.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2020 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

Call and put options purchased or sold by the Fund are valued at the mean of the last bid and ask prices as provided by a pricing service. If there is no such reported ask price on the valuation date, options are valued at the most recent bid price. If there is no such reported bid price on the valuation date, options are valued at the most recent ask price. Options will generally be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$67,273,416	$—	$—	$67,273,416
Money Market Funds	1,266,069	—	—	1,266,069
Total	$68,539,485	$—	$—	$68,539,485

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2020 (Unaudited)

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS

Under the terms of the management agreement, on behalf of the Fund, the Adviser manages the Fund’s investments subject to approval by the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended April 30, 2020, the Adviser earned a fee of $397,583 from the Fund before the reimbursement described below. At April 30, 2020, the Fund owed the Adviser $39,512.

The Adviser has agreed to waive its fees and/or reimburse other expenses of the Fund until February 28, 2022, so that Total Annual Fund Operating Expenses do not exceed 1.10%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

Each waiver and/or reimbursement of an expense is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. For the six months ended April 30, 2020, the Adviser waived fees and/or reimbursed expenses of $93,406.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Recoverable through
October 31, 2020	$78,688
October 31, 2021	179,666
October 31, 2022	175,543
April 30, 2023	93,406

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, compliance (including a chief compliance officer), fund accounting and transfer agent services, including all regulatory reporting. For the six months ended April 30, 2020, the Administrator earned fees of $31,317, $1,492, $15,866 and $11,255 for administrative, compliance, accounting and transfer agent services, respectively. At April 30, 2020, the Administrator was owed $7,271 from the Fund for these services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator. There were no payments made by the Fund to the Distributor during the six months ended April 30, 2020.

During the six months ended April 30, 2020, the Fund paid $8,915 to Kovitz Securities, LLC, an affiliate of the Adviser, for the execution of purchases and sales of the Fund’s portfolio investments.

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2020 (Unaudited)

NOTE 5. LINE OF CREDIT

The Fund participates in a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“HNB”) expiring on September 2, 2020. Under the terms of the agreement, the Fund may borrow the lesser of $1,000,000 or 5% of the Fund’s daily market value at an interest rate of LIBOR plus 150 basis points. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. HNB receives an annual facility fee of 0.125% on $1 million, subject to a minimum fee of $1,250, as well as an additional annual fee of 0.125% on any unused portion of the credit facility, for providing the Line of Credit. As of and during the six months ended April 30, 2020, the Fund had no outstanding borrowings under this Line of Credit.

NOTE 6. PURCHASES AND SALES

For the six months ended April 30, 2020, purchases and sales of investment securities, other than short-term investments, were $26,276,754 and $24,474,920, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended April 30, 2020.

NOTE 7. FEDERAL TAX INFORMATION

At April 30, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$16,650,929
Gross unrealized depreciation	(6,890,214)
Net unrealized appreciation on investments	$9,760,715

Tax cost of investments	$58,778,770

At April 30, 2020, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on organizational expense amortization and partnership basis adjustments.

The tax character of distributions paid for the fiscal year ended October 31, 2019, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:
Ordinary income(a)	$727,840
Long-term capital gains	6,820,380
Total distributions paid	$7,548,220

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2020 (Unaudited)

NOTE 7. FEDERAL TAX INFORMATION – continued

At October 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$642,256
Undistributed Long-Term Capital Gains	3,494,402
Accumulated Capital and Other Losses	(1,773)
Unrealized Appreciation on Investments	23,924,269
Total Accumulated Earnings	$28,059,154

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 through April 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

Green Owl Intrinsic Value Fund	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$ 837.00	$5.05	1.11%
Hypothetical(b)	$1,000.00	$ 1,019.37	$5.55	1.11%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

INVESTMENT ADVISORY AGREEMENT APPROVAL – (Unaudited)

At a meeting held on March 4, 2020, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Kovitz Agreement”) between Valued Advisers Trust (the “Trust”) and Kovitz Investment Group Partners, LLC (“Kovitz”) with respect to the Green Owl Intrinsic Value Fund (the “Green Owl Fund”). Kovitz provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to Kovitz. In assessing the factors and reaching its decision, the Board took into consideration information furnished by Kovitz and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the annual renewal process, including: (i) reports regarding the services and support provided to the Green Owl Fund and its shareholders by Kovitz; (ii) quarterly assessments of the investment performance of the Green Owl Fund by personnel of Kovitz; (iii) commentary on the reasons for the performance; (iv) presentations by Kovitz addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Green Owl Fund and Kovitz; (vi) disclosure information contained in the registration statement of the Green Owl Fund and the Form ADV of Kovitz; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in considering and approving the Kovitz Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Kovitz, including its financial information; a description of its personnel and the services it provides to the Green Owl Fund; information on Kovitz’s investment advice and performance; summaries of the Green Owl Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Green Owl Fund; and (c) the benefits to be realized by Kovitz from its relationship with the Green Owl Fund. The Board did not identify any particular information that was most relevant to its consideration of the Kovitz Agreement, and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by Kovitz. In this regard, the Board considered Kovitz’s responsibilities under the Kovitz Agreement. The Trustees considered the services being provided by Kovitz to the Green Owl Fund. The Trustees discussed, among other things: the quality of advisory services (including research and recommendations with respect to portfolio securities), the process for formulating investment recommendations and assuring compliance with the Green Owl Fund’s investment objectives and limitations, the coordination of services for the Green Owl Fund among the Green Owl Fund’s service providers, and efforts to promote the Green Owl Fund and grow its assets. The Trustees considered Kovitz’s continuity of, and commitment to retain, qualified personnel, and Kovitz’s commitment to maintain its resources and systems. The Trustees considered Kovitz’s personnel, including the education and experience of the personnel. After considering the foregoing information and further information in the meeting materials provided by Kovitz (including Kovitz’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Kovitz were satisfactory and adequate for the Green Owl Fund.

2.

Investment performance of the Green Owl Fund and Kovitz. In considering the investment performance of the Green Owl Fund and Kovitz, the Trustees compared the performance of the Green Owl Fund with the performance of funds in a peer group with similar objectives managed by other investment advisers, as well as with aggregated Morningstar category data. The Trustees also considered the consistency of Kovitz’s management of the Green Owl Fund with its investment objective, strategies, and limitations. When comparing the performance of the Green Owl Fund to that of other funds in the peer group, the Trustees noted that the Green Owl Fund’s performance for the one-month and 3-year periods ended December 31, 2019 was below the average and median of the group, and the Green Owl Fund’s performance for the one-year, 5-year and since inception periods was above that of the average and median. For the 3-month period ended December

22

INVESTMENT ADVISORY AGREEMENT APPROVAL – (Unaudited) (continued)

31, 2019, the Trustees noted that the Green Owl Fund’s performance was equal to the average but above the median of the peer group. When considering the performance of the Green Owl Fund’s Morningstar category, the Trustees noted that the Green Owl Fund’s performance was below the average and median for the one-month, three-month, one-year, 3-year, and 5-year periods ended December 31, 2019, but above the average and median for the since inception period ended December 31, 2019. They also observed that the Green Owl Fund’s performance was below its benchmark index for all periods considered. The Trustees also considered the performance of Kovitz’s separate accounts that were managed in a manner similar to that of the Green Owl Fund and they noted that the performance was very comparable and that any differences were reasonable in light of the circumstances. After reviewing and discussing the investment performance of the Green Owl Fund further, Kovitz’s experience managing the Green Owl Fund, the Green Owl Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Green Owl Fund and Kovitz was satisfactory.

3.

The costs of the services to be provided and profits to be realized by Kovitz from the relationship with the Green Owl Fund. In considering the costs of services to be provided and the profits to be realized by Kovitz from the relationship with the Green Owl Fund, the Trustees considered: (1) Kovitz’s financial condition; (2) the asset levels of the Green Owl Fund; (3) the overall expenses of the Green Owl Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Kovitz regarding its profits associated with managing the Green Owl Fund. The Trustees also considered potential benefits for Kovitz in managing the Green Owl Fund. The Trustees then compared the fees and expenses of the Green Owl Fund (including the management fee) to other comparable mutual funds. First, the Trustees compared the fees and expenses of the Green Owl Fund to those of other funds included in a custom peer group of funds with similar strategy and objective. The Trustees noted that the Green Owl Fund’s management fee was above the average and median for its peer group and the net expense ratio was also higher than the average and median. The Trustees then considered the fees and expenses of the Green Owl Fund as compared to other funds in its Morningstar category. They noted that the management fee was above the average and median of the category and the net expense ratio was also higher than the average and median. The Trustees acknowledged the commitment of Kovitz to continue to limit the expenses of the Green Owl Fund under the same terms going forward. The Trustees considered the services provided to the Green Owl Fund in light of the advisory fees and the peer group fee data and concluded that the fee was within an acceptable range. The Trustees noted that the management fee was less than what Kovitz charges to the majority of its separate account clients who have investment strategies and objectives similar to the Green Owl Fund. Based on the foregoing, the Board concluded that the fees to be paid to Kovitz by the Green Owl Fund and the profits to be realized by Kovitz, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Kovitz.

4.

The extent to which economies of scale would be realized as the Green Owl Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Green Owl Fund’s investors. In this regard, the Board considered that while the management fee remained the same at all asset levels, the Green Owl Fund’s shareholders experienced benefits from the Green Owl Fund’s expense limitation arrangement. The Trustees noted that once the Green Owl Fund’s expenses fell below the cap set by the arrangement, the Green Owl Fund’s shareholders would continue to benefit from the economies of scale under the Green Owl Fund’s agreements with service providers other than Kovitz. In light of its ongoing consideration of the Green Owl Fund’s asset levels, expectations for growth in the Green Owl Fund, and fee levels, the Board determined that the Green Owl Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Kovitz.

23

INVESTMENT ADVISORY AGREEMENT APPROVAL – (Unaudited) (continued)

5.

Possible conflicts of interest and benefits to Kovitz. In considering Kovitz’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Green Owl Fund; the basis of decisions to buy or sell securities for the Green Owl Fund and/or Kovitz’s other accounts; and the substance and administration of Kovitz’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to potential conflicts of interest. The Trustees noted that Kovitz does not utilize soft dollars. The Trustees noted that Kovitz benefits from the Green Owl Fund in that it is able to utilize the Green Owl Fund as a vehicle into which to direct advisory clients with small account balances. The Trustees also noted that Kovitz executes trades for the Green Owl Fund through its affiliated broker dealer and that it is able to benefit from certain hardware, software, administrative and reporting tools that its affiliated broker dealer receives. The Trustees did not identify any other potential benefits (other than the management fee) that would inure to Kovitz. Based on the foregoing, the Board determined that the standards and practices of Kovitz relating to the identification and mitigation of potential conflicts of interest and the benefits that it derives from managing the Green Owl Fund are acceptable.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Kovitz Agreement.

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FACTS	WHAT DOES GREEN OWL INTRINSIC VALUE FUND (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (888) 695-3729

25

Who we are
Who is providing this notice?	Green Owl Intrinsic Value Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Kovitz Investment Group Partners, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

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PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (888) 695-3729 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Gregory T. Knoth, Principal Financial Officer and Treasurer

Kevin J. Patton, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Kovitz Investment Group Partners, LLC

115 South LaSalle Street, 27th Floor

Chicago, IL 60603

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

SOUND MIND INVESTING FUND (SMIFX)

SMI DYNAMIC ALLOCATION FUND (SMIDX)

SMI 50/40/10 FUND (SMILX)

SEMI-ANNUAL REPORT
APRIL 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (877) 764-3863 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at (877) 764-3863. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Funds’ Adviser:
SMI Advisory Services, LLC
4400 Ray Boll Blvd.
Columbus, IN 47203

(877) 764-3863
(877) SMI-FUND
www.smifund.com

Dear Fellow Shareholder,

With current market conditions evolving so rapidly, this recap of the semi-annual period ending April 30, 2020 may already feel like ancient history. But there’s value in reviewing what has transpired and the path taken to arrive where we are now.

The November-April period can clearly be divided into two distinct periods: pre-COVID 19 and post-COVID 19. While we now know the virus was circulating much earlier, from the perspective of the U.S. financial markets, the dividing line between the two was roughly February 19, 2020, the day the U.S. stock market set its final all-time high for the long bull cycle that began way back in March 2009.

As I communicated late last year in our last shareholder letter, we were already concerned about what we perceived to be growing risks to the financial markets well before the virus was revealed. Slowing economic indicators combined with the need for massive, yet largely unexplained, Fed interventions into the Repo market had us cautioning that a market shift might be in store. However, the immediate effect of the Repo stimulus injections was to levitate stock prices ever higher through the middle of February.

You likely remember the rest of the story. From that February 19 high, it took just 16 trading sessions for the S&P 500® Index (“S&P 500”) to fall -20%, the normal criteria used to mark an official bear market. Historically, it’s taken an average of eight months from a prior high to drop the same amount that this market fell in only 16 trading days. Seven trading days later, on March 23, the market would hit its low, -35% below its February 19 high. This was, by far, the fastest bear-market decline in history. There have been other portions of past bear markets where stocks have fallen at a comparable rate, but never right out of the gate from an all-time high.

As stunning as the market’s decline was, so too was the speed of its rebound higher off of those March lows. Over the next 13 trading days, through April 9, the S&P 500 would recover 50% of the ground it had lost! By the end of April, the S&P 500 had trimmed its losses to -14% from its February all-time high.

Bear market declines of -35%, followed by dramatic rebounds, aren’t particularly unusual. What is unusual—and stunning—is to measure those types of moves in weeks rather than months. On average, bear market declines of -30% have taken 11 months to unfold, plus some number of months beyond that for any subsequent rebound.

So if the market action has felt dramatic and disorienting, it has been! Trying to make sense of it, especially against the backdrop of the real-life COVID-19 health crisis, has been difficult, to say the least. It’s at times like these that we rely more than ever on our non-emotional investing process to guide us.

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Performance Review

Here’s a quick review of how SMI’s mechanical strategies performed for the six-month period overall, as well as specifically during the opening stanza of this bear market.

SMI’s Dynamic Asset Allocation strategy (“DAA”) (used in both SMIDX and SMILX) was an emotional lifesaver as the bear market began. Over the past few years, when stocks were soaring and DAA was lagging, we drew the analogy of how homeowners willingly pay small insurance premiums to protect against large, infrequent disasters. The stock market hadn’t experienced a significant disaster in 11 years, but 2020 has reminded investors just how brutal they can be—and how valuable DAA is when they do occur.

The key to DAA’s success navigating this bear market was that it shifted us out of two risky asset classes at the end of January (Foreign Stocks and Real Estate) in favor of two conservative ones (Bonds and Gold). Those moves allowed two-thirds of the DAA portfolio to completely sidestep the bear market’s stock losses. The remaining one-third of the portfolio, which was invested in U.S. stocks when the bear market began in mid-February, quickly shifted to cash at the end of February.

So overall, DAA had just one-third of its portfolio exposed to stocks for just the first nine days of the bear market. Beyond that, DAA watched from the relative safety of the sidelines. Things still got a little tense during the early “liquidation phase” of the bear market, even for DAA. Both bonds and gold sold off on some of the worst days, although both classes recovered quickly. DAA’s overall loss of only -0.36% during the six months ending April 30th, 2020 compares favorably to the Wilshire 5000® Total Market Index (“Wilshire 5000”) loss of -4.13%.

While that comparison is impressive enough, to really understand the incredible impact DAA had in dampening portfolio volatility and soothing investor nerves, consider its performance as stocks fell headlong into the new bear market. From the highs of February 19 through March 23, the Wilshire 5000 fell -34.67% compared to DAA’s drop of just -7.41%. It’s hard to overstate how important DAA was to SMI investors during this period, both in terms of portfolio performance as well as peace of mind. Having this portion of their portfolio be relatively stable while the rest of the market was in freefall likely helped many SMI investors stick with their long-term plans despite the intense fear permeating the markets.

SMI’s Stock Upgrading strategy (“Upgrading”) (used in both SMIFX and SMILX) fell roughly in line with the broad market, as it often does during the initial phase of a bear market. That’s typical, as it takes some time for our 2.0 defensive protocols to trigger and begin taking gradual action.

Likewise, it’s not unusual for small-company stocks to fall more than large-company stocks during sharp sell-offs, and that was again the case during this bear market decline. In March alone, while the large-company focused S&P 500 fell -12.5%, the small-company Russell 2000® Index was down a whopping -21.7%. These larger losses incurred by small-company stocks were partially responsible for Upgrading’s performance (-10.99%) lagging the broad stock market (-4.13% for the Wilshire 5000) during the full November-April period.

But the other main contributor to Upgrading’s relative underperformance was the incredible rebound in stock prices, after Upgrading had begun taking defensive action. From the market peak in February through the end of April, the Wilshire 5000 was down -14.65%, significantly less than its peak decline through late-March. However, Upgrading participated in that rebound to a lesser degree, and as a result was down a total of -20.04% over that same period.

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We consider the story of Upgrading’s performance in this bear market to be unfinished at this point, as we think there’s still a strong chance that the market rebound will ultimately prove to be a bear market rally, rather than the beginning of a new bull market. If that’s the case, the gradual de-risking of Upgrading’s portfolio that began toward the end of March and continued through the end of the period may yet prove to be beneficial. As it stood at the end of April, Upgrading wasn’t “all in” or “all out.” Instead, roughly half the portfolio remained invested in stock funds, while it continued to monitor the market’s longer-term trend.

If Dynamic Asset Allocation was the oasis from the market storm, SMI’s Sector Rotation (“SR”) strategy (used in SMILX) was...the opposite of that. At the market peak on February 19, SR was up +14.8% so far in 2020. Over the next six weeks, SR would drop as much as -49%, one of its worst performance stretches ever. It also bounced back stronger than the broad market off the eventual lows, but the simple truth is it was a painful period to be invested in SR.

For the six month period as a whole, SR fell -10.50%. That’s roughly in line with Upgrading’s loss of -10.99%, but considerably worse than the Wilshire 5000 loss of -4.13%.

Long-time SMI investors have benefitted from SR during the recent bull market: even after these recent losses, SR was up +14.3% annualized over the 10 years ended April 30, 2020. That compares favorably to the broad market’s annualized return of +11.3% over the same period. But SR has definitely been a wild ride so far in 2020, which illustrates why we limit this allocation within SMILX, despite its long-term performance being the strongest of all the SMI strategies. Those impressive long-term results will be of no use if the occasionally extreme volatility scares an investor completely out of the strategy along the way.

The Benefits of Blended Portfolios

The SMI 50/40/10 Fund (SMILX) follows a specific blend of SMI strategies — 50% DAA, 40% Upgrading, 10% Sector Rotation — which the managers believe is a good starting point for the type of diversified portfolio we encourage most SMI investors to consider.

The past six months was as vivid an illustration as we can imagine of the way the market can shift suddenly between rewarding risk-taking and punishing it. A 50/40/10 portfolio fell -4.86% over this period, roughly in line with the Wilshire 5000 loss of -4.13%.

However the path to, and complexion of, those returns was considerably different. Whereas the broader market followed a boom-bust-boom path, the path of a blended SMI portfolio was much smoother. It’s easy to look at the final result and brush that aside. But when the market had fallen -35% in just over a month’s time, with every reason to believe worse losses were still ahead, it’s likely there were plenty of investors making bad emotional decisions in response. Our experience through the past two significant bear markets in 2000 and 2008 has been that many investors who exit the market under those circumstances either never come back, or stay on the sidelines for years trying to regain their nerve to re-enter, costing them huge gains on the other side of the bear market.

In contrast, an SMI investor with a blended portfolio had a very different experience through this period. While the market was climbing to the all-time highs in February, a blended SMI portfolio was still gaining, just not as much. At the end of January 2020, the DAA half of the blended portfolio got significantly more conservative, as it exited both Foreign Stocks and Real Estate, buying Gold and Bonds instead. That shift likely felt annoying for the next few weeks — until the stock market went into freefall after February 2019! Having the DAA half of their portfolio virtually unscathed by the bear market was a huge relief, as it allowed

3

them the balanced perspective to hold steady regarding their stock investments in the Upgrading and Sector Rotation portions of their portfolio. That proved important when the market abruptly pivoted yet again in late-March. From that point on, it was their Upgrading and SR holdings that assumed the lead as stocks rebounded powerfully.

All in all, the past six months provided a good illustration of how balancing return and volatility between the various SMI strategies can produce a much smoother ride while still delivering solid overall returns. Whether you’re using the specific 50/40/10 blend of SMILX, or modifying it via the addition of additional SMIFX or SMIDX holdings, we think most SMI investors can benefit from blending these strategies in some fashion.

The SMI portfolios ended April still positioned rather conservatively, but with enough stock exposure through our Upgrading and SR holdings to still participate in some of the market’s upside, should it continue. We think this type of “middle of the road” posture is appropriate until the market’s longer-term trend is more clearly revealed. Our defensive positioning will pay off if the recent rebound turns out to be a temporary bear market rally, but we’re also prepared to add additional stock exposure if time and further gains warrant it. Our mechanical process allows us to stay detached from “rooting” for a particular outcome, while simply interpreting the data as it comes in and executing accordingly.

Thank you for choosing the SMI Funds!

Blessings,

Mark Biller
Senior Portfolio Manager
The Sound Mind Investing Funds

The SMI Fund lineup, shown below, now offers investors a way to mix and match professionally managed funds to custom tailor the risk level desired for their portfolio. If you’d like assistance customizing your portfolio in this manner, please call a Stewardship Advisor at (800) 796-4975.

4

PERFORMANCE RESULTS – (Unaudited)

Average Annual Total Returns(a) (For the periods ended April 30, 2020)
	Three Months	Six Months	One Year	Five Year	Ten Year
Sound Mind Investing Fund	-14.69%	-10.99%	-9.96%	2.28%	5.97%
Wilshire 5000® Total Market Index(b)	-10.20%	-4.13%	-0.85%	8.54%	11.34%
S&P 500® Index(b)	-9.26%	-3.16%	0.86%	9.12%	11.69%
SMI Custom Index(c)	-14.78%	-10.84%	-9.27%	4.62%	8.48%

Total annual operating expenses, as disclosed in the Sound Mind Investing Fund’s (“SMI Fund”) prospectus dated February 28, 2020, were 1.94% of average daily net assets, which includes acquired fund fees and expenses. All expenses are reflected in performance results. SMI Advisory Services, LLC (the “Adviser”) contractually has agreed to waive its fee and/or reimburse certain operating expenses, but only to the extent necessary so that total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.50% of the SMI Fund’s average daily net assets through February 28, 2021. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the SMI Fund within the three years following the date of such waiver or reimbursement, provided that the SMI Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or reimbursement and the expense limitation at the time of the repayment. This expense cap may not be terminated prior to this date except by the Board of Trustees (the “Board”).

Average Annual Total Returns(a) (For the periods ended April 30, 2020)
	Three Months	Six Months	One Year	Five Year	Since Inception (February 28, 2013)
SMI Dynamic Allocation Fund	0.76%	-0.36%	5.63%	1.24%	3.90%
Wilshire 5000® Total Market Index(b)	-10.20%	-4.13%	-0.85%	8.54%	11.33%
Bloomberg Barclays U.S. Aggregate Bond Index(b)	3.00%	4.86%	10.84%	3.80%	3.37%
Weighted Index(c)	-4.65%	-0.10%	4.40%	6.93%	8.34%

Total annual operating expenses, as disclosed in the SMI Dynamic Allocation Fund’s prospectus dated February 28, 2020, were 1.45% of average daily net assets, which includes acquired fund fees and expenses. All expenses are reflected in performance results. The Adviser contractually has agreed to waive its fee and/or reimburse certain operating expenses, but only to the extent necessary so that total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.45% of the SMI Dynamic Allocation Fund’s average daily net assets through February 28, 2021. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the SMI Dynamic Allocation Fund within the three years following the date of such waiver or reimbursement, provided that the SMI Dynamic Allocation Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or reimbursement and the expense limitation at the time of the repayment. This expense cap may not be terminated prior to this date except by the Board.

5

PERFORMANCE RESULTS – (Unaudited), (Continued)

Average Annual Total Returns(a) (For the periods ended April 30, 2020)
	Three Months	Six Months	One Year	Five Year	Since Inception (April 29, 2015)
SMI 50/40/10 Fund	-6.18%	-4.86%	-2.28%	2.04%	1.71%
Wilshire 5000® Total Market Index(b)	-10.20%	-4.13%	-0.85%	8.54%	8.30%
Bloomberg Barclays U.S. Aggregate Bond Index(b)	3.00%	4.86%	10.84%	3.80%	3.78%
Weighted Index(c)	-4.65%	-0.10%	4.40%	6.93%	6.78%

Total annual operating expenses, as disclosed in the SMI 50/40/10 Fund’s prospectus dated February 28, 2020, were 1.71% of average daily net assets (1.76% before fee waivers/expense reimbursements by the Adviser), which includes acquired fund fees and expenses. All expenses are reflected in performance results. The Adviser contractually has agreed to waive its fee and/or reimburse certain operating expenses, but only to the extent necessary so that total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.15% of the SMI 50/40/10 Fund’s average daily net assets through February 28, 2021. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the SMI 50/40/10 Fund within the three years following the date of such waiver or reimbursement, provided that the SMI 50/40/10 Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or reimbursement and the expense limitation at the time of the repayment. This expense cap may not be terminated prior to this date except by the Board.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Sound Mind Investing Fund, SMI Dynamic Allocation Fund, and SMI 50/40/10 Fund (each a “Fund” and collectively the “Funds”) may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 764-3863.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Funds’ returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The Standard & Poor’s 500® Index (“S&P 500”), Wilshire 5000® Total Market Index (“Wilshire 5000”), Bloomberg Barclays U.S. Aggregate Bond Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Value Index, Russell 2000® Growth Index and MSCI EAFE Index (collectively, the “Indices”) are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. These Indices are widely recognized unmanaged indices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The SMI Custom Index for the Sound Mind Investing Fund is comprised of 20% Russell 1000® Value Index, 20% Russell 1000® Growth Index, 20% Russell 2000® Value Index, 20% Russell 2000® Growth Index and 20% MSCI EAFE Index and the Weighted Index for the SMI Dynamic Allocation Fund and the SMI 50/40/10 Fund is comprised of 60% Wilshire 5000 and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing.

6

FUND HOLDINGS – (Unaudited)

(a)	As a percentage of net assets.

Sound Mind Investing Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “Stock Upgrading” strategy. The Stock Upgrading investment strategy is a systematic investment approach that is based on the belief of the Adviser that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into the funds deemed by the Adviser to be most attractive at the time of analysis.

7

FUND HOLDINGS – (Unaudited), (Continued)

(a)	As a percentage of net assets.

SMI Dynamic Allocation Fund seeks total return. Total return is composed of both income and capital appreciation. The Fund uses a “Dynamic Asset Allocation” investment strategy to achieve its investment objective. This is done by investing in open-end mutual funds and exchange-traded funds (“ETFs”) that invest in securities from the following six asset classes – U.S. Equities, International Equities, Fixed Income Securities, Real Estate, Precious Metals, and Cash.

8

FUND HOLDINGS – (Unaudited), (Continued)

(a)	As a percentage of net assets.

SMI 50/40/10 Fund seeks total return. Total return is composed of both income and capital appreciation. The Adviser allocates the Fund’s assets on a 50/40/10 basis among various investment strategies as follows:

●	50% - Dynamic Asset Allocation Strategy (“DAA”)

●	40% - Stock Upgrading Strategy

●	10% - Sector Rotation Strategy

The “Sector Rotation Strategy” involves the Adviser selecting from a universe of mutual funds and ETFs it has compiled using proprietary methods (“Underlying Funds”). This universe is specifically designed by the Adviser to balance exposure to a wide variety of market sectors and industries. This universe includes leveraged, non-leveraged and inverse Underlying Funds. The Adviser ranks these Underlying Funds based on their recent performance across multiple short-term performance periods, then uses an upgrading approach to invest in the top performing market sector or sectors. Once a particular sector or sectors is identified, the Adviser purchases one or more Underlying Funds to gain the desired exposure to that particular sector. This portion of the Fund may be concentrated, meaning that the Fund may be invested in as few as one or two sectors at a time and potentially as few as one Underlying Fund.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, or as an exhibit to their reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Funds’ portfolio holdings are available on the SEC’s website at http://www.sec.gov.

9

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
April 30, 2020 (Unaudited)

EXCHANGE-TRADED FUNDS – 64.83%	Shares	Fair Value
Invesco QQQ Trust Series 1	16,360	$3,581,368
Invesco S&P 500 Top 50 ETF	38,170	8,472,595
iShares Barclays 1-3 Year Treasury Bond ETF(a)	635,290	55,143,172
Vanguard Mid-Cap ETF	21,410	3,219,850
WisdomTree International Hedged Quality Dividend Growth Fund	187,280	6,101,582
Total Exchange-Traded Funds (Cost $78,155,832)		76,518,567

MUTUAL FUNDS – 32.92%
Akre Focus Fund, Institutional Class	101	4,558
Allianz NFJ Dividend Value Fund, Institutional Class	200	1,896
Allianz NFJ Small-Cap Value Fund, Institutional Class	162	2,040
American Century Equity Income Fund, Investor Class	100	781
American Century International Opportunities Fund, Institutional Class	360	3,403
AMG Yacktman Focused Fund, Institutional Class	100	1,571
AMG Yacktman Fund, Institutional Class	100	1,755
Artisan International Small Cap Fund, Investor Class	100	1,343
Artisan International Value Fund, Investor Class	150	4,340
Artisan Mid Cap Value Fund, Investor Class	279	3,902
Artisan Small Cap Fund, Investor Class	125	4,163
Baron Focused Growth Fund, Institutional Class	300,715	6,125,569
BlackRock International Opportunities Portfolio, Institutional Class	100	2,708
BNY Mellon Opportunistic Small Cap Fund, Investor Shares	100	2,169
Bridgeway Small-Cap Growth Fund, Class N	205	3,916
Bridgeway Ultra-Small Company Market Fund, Class N	100	878
Buffalo Small Cap Fund, Inc.	150	1,956
Champlain Small Company Fund, Institutional Class	100	1,705
Chartwell Small Cap Value Fund	118	1,639
Columbia Acorn International Fund, Class Z	100	2,743
Columbia Acorn Select Fund, Class Z	150	1,890
Columbia Contrarian Core Fund, Class Z	91	2,275
Columbia Small Cap Growth Fund I, Class Z	100	2,012
Davis Opportunity Fund, Class Y	100	3,063
Delaware Select Growth Fund, Institutional Class	100	3,521
Delaware Small Cap Value Fund, Institutional Class	100	4,668
Delaware Value Fund, Institutional Class	144	2,631
Deutsche Small Cap Core Fund, Institutional Class	52	1,170
DFA International Small Cap Value Portfolio, Institutional Class	100	1,427
DFA International Small Company Portfolio, Institutional Class	100	1,469
DFA U.S. Small Cap Value Portfolio, Institutional Class	100	2,425

See accompanying notes which are an integral part of these financial statements.

10

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
April 30, 2020 (Unaudited) – (Continued)

MUTUAL FUNDS – 32.92% – continued	Shares	Fair Value
Fairholme Fund	100	$1,728
Fidelity Advisor Growth Opportunities Fund, Institutional Class	107,902	10,589,494
Fidelity Advisor International Growth Fund, Institutional Class	63,966	903,196
Fidelity Mid-Cap Stock Fund	150	4,344
Fidelity Small Cap Discovery Fund	100	1,711
Fidelity Small Cap Stock Fund	150	2,100
Fidelity Small Cap Value Fund	150	1,730
Franklin Small Cap Value Fund, Advisor Class	100	3,878
Hartford International Opportunities Fund (The), Class Y	248	3,557
Heartland Value Fund	100	2,923
Hennessy Focus Fund, Investor Class	50	3,171
Invesco American Value Fund, Class Y	141	3,682
Invesco Oppenheimer International Small-Mid Company Fund, Class Y	100	4,180
Janus Henderson Contrarian Fund, Class T	100	1,837
Janus Henderson Mid Cap Value Fund, Class T	200	2,524
Janus Henderson Overseas Fund, Class T	100	2,794
Janus Henderson Venture Fund, Class T	100	6,947
JOHCM International Select Fund, Institutional Class	100	2,237
JPMorgan Disciplined Equity Fund, Institutional Class	100	2,499
JPMorgan Mid Cap Value Fund, Institutional Class	100	3,071
JPMorgan Small Cap Equity Fund, Select Class	100	4,845
JPMorgan Small Cap Growth Fund, Class L	100	1,861
Longleaf Partners Fund	150	2,475
Longleaf Partners International Fund	150	1,985
Longleaf Partners Small-Cap Fund	100	1,740
Lord Abbett Developing Growth Fund, Inc., Institutional Class	100	2,370
MainStay Mackay U.S. Equity Opportunities Fund, Institutional Class	100	698
Morgan Stanley Growth Portfolio, Institutional Class	100	5,371
Morgan Stanley Multi-Cap Growth Trust, Institutional Class	92,782	4,944,331
Needham Growth Fund, Institutional Class	60,024	2,444,188
Needham Small Cap Growth Fund, Institutional Class	219,724	4,080,266
Neuberger Berman Genesis Fund, Institutional Class	100	5,192
Nicholas Fund, Inc.	50	3,195
Oakmark International Fund, Investor Class	150	2,588
Oakmark International Small Cap Fund, Institutional Class	150	1,751
Oakmark Select Fund, Institutional Class	150	5,069
Polen Growth Fund, Institutional Class	93,265	3,224,163
PRIMECAP Odyssey Aggressive Growth Fund	100	3,928
Principal SmallCap Growth Fund I, Institutional Class	200	2,446

See accompanying notes which are an integral part of these financial statements.

11

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
April 30, 2020 (Unaudited) – (Continued)

MUTUAL FUNDS – 32.92% – continued	Shares	Fair Value
Royce Micro-Cap Fund, Investment Class	106	$942
Royce Opportunity Fund, Investment Class	100	926
Royce Premier Fund, Investment Class	300	3,141
Royce Special Equity Fund, Institutional Class	150	2,186
T. Rowe Price International Discovery Fund, Investor Class	75	4,620
T. Rowe Price Mid-Cap Growth Fund, Investor Class	50	4,223
T. Rowe Price New Horizons Fund, Investor Class	100	6,056
T. Rowe Price Small-Cap Value Fund, Investor Class	100	3,700
Thornburg Value Fund, Institutional Class	100	6,707
TIAA-CREF International Equity Fund, Institutional Class	100	930
Touchstone Mid Cap Fund, Institutional Class	110,373	3,813,376
Touchstone Sands Capital Select Growth Fund, Class Y	100	1,370
Tweedy Browne Global Value Fund	150	3,501
Vanguard Strategic Equity Fund, Investor Class	100	2,621
Victory RS Small Cap Growth Fund, Class Y	100	7,117
Vulcan Value Partners Fund, Investor Class	56,286	1,094,754
Wasatch Emerging Markets Small Cap Fund, Investor Class	1,000	2,370
Wasatch International Growth Fund, Investor Class	150	4,104
Wasatch Micro Cap Fund, Investor Class	201,832	1,404,753
Total Mutual Funds (Cost $37,358,619)		38,853,048

MONEY MARKET FUNDS – 6.12%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.20%(b)	7,227,814	7,227,814
Total Money Market Funds (Cost $7,227,814)		7,227,814
Total Investments — 103.87% (Cost $122,742,265)		$122,599,429
Liabilities in Excess of Other Assets — (3.87)%		(4,570,113)
NET ASSETS — 100.00%		$118,029,316

(a)

Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov. As of April 30, 2020, the percentage of net assets invested in iShares Barclays 1-3 Year Treasury Bond ETF was 46.72% of the Fund.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2020.

ETF - Exchange-Traded Fund

Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager’s opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.

See accompanying notes which are an integral part of these financial statements.

12

SMI DYNAMIC ALLOCATION FUND
SCHEDULE OF INVESTMENTS
April 30, 2020 (Unaudited)

EXCHANGE-TRADED FUNDS – 99.25%	Shares	Fair Value
Gold Bullion Strategy Fund (The), Investor Class	134,817	$3,201,913
Invesco DB Gold Fund(a)	597,010	29,689,307
iShares Barclays 1-3 Year Treasury Bond ETF(a)	402,960	34,976,928
Vaneck Vectors Gold Miners ETF	45,600	1,471,056
Vanguard Long-Term Bond ETF(a)	364,110	39,931,944
Total Exchange-Traded Funds (Cost $105,204,946)		109,271,148

MONEY MARKET FUNDS – 0.40%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.20%(b)	441,798	441,798
Total Money Market Funds (Cost $441,798)		441,798
Total Investments — 99.65% (Cost $105,646,744)		$109,712,946
Other Assets in Excess of Liabilities — 0.35%		387,251
NET ASSETS — 100.00%		$110,100,197

(a)

Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov. As of April 30, 2020, the percentage of net assets invested in Invesco DB Gold Fund, iShares Barclays 1-3 Year Treasury Bond ETF and Vanguard Long-Term Bond ETF were 26.97%, 31.77% and 36.27%, respectively, of the Fund.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2020.

ETF - Exchange-Traded Fund

See accompanying notes which are an integral part of these financial statements.

13

SMI 50/40/10 FUND
SCHEDULE OF INVESTMENTS
April 30, 2020 (Unaudited)

EXCHANGE-TRADED FUNDS – 78.78%	Shares	Fair Value
Invesco DB Gold Fund	219,560	$10,918,720
Invesco QQQ Trust Series 1	4,970	1,087,983
Invesco S&P 500 Top 50 ETF	7,360	1,633,699
iShares Barclays 1-3 Year Treasury Bond ETF(a)	189,230	16,425,163
Vanguard Long-Term Bond ETF	98,020	10,749,853
Vanguard Mid-Cap ETF	4,240	637,654
WisdomTree International Hedged Quality Dividend Growth Fund	42,390	1,381,066
Total Exchange-Traded Funds (Cost $41,763,620)		42,834,138

MUTUAL FUNDS – 20.74%
AMG Yacktman Focused Fund, Institutional Class	100	1,571
Baron Focused Growth Fund, Institutional Class	31,009	631,647
Fidelity Advisor Growth Opportunities Fund, Institutional Class	20,181	1,980,538
Fidelity Select Health Care	167,312	4,704,825
Fidelity Select Software & IT Services Portfolio	12,650	250,715
Invesco Oppenheimer International Small-Mid Company Fund, Class Y	100	4,180
Janus Henderson Contrarian Fund, Class T	101	1,852
Longleaf Partners International Fund	150	1,985
Lord Abbett Developing Growth Fund, Inc., Institutional Class	100	2,370
Morgan Stanley Multi-Cap Growth Trust, Institutional Class	13,101	698,146
Needham Growth Fund, Institutional Class	21,942	893,492
Needham Small Cap Growth Fund, Institutional Class	58,346	1,083,477
Oakmark International Fund, Investor Class	50	863
Polen Growth Fund, Institutional Class	11,273	389,722
Royce Opportunity Fund, Investment Class	100	926
Touchstone Mid Cap Fund, Institutional Class	18,086	624,856
Wasatch International Growth Fund, Investor Class	100	2,736
Total Mutual Funds (Cost $10,382,820)		11,273,901

See accompanying notes which are an integral part of these financial statements.

14

SMI 50/40/10 FUND
SCHEDULE OF INVESTMENTS
April 30, 2020 (Unaudited) – (Continued)

MONEY MARKET FUNDS – 0.09%	Shares	Fair Value
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.20%(b)	48,092	$48,092
Total Money Market Funds (Cost $48,092)		48,092
Total Investments — 99.61% (Cost $52,194,532)		$54,156,131
Other Assets in Excess of Liabilities — 0.39%		211,132
NET ASSETS — 100.00%		$54,367,263

(a)

Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov. As of April 30, 2020, the percentage of net assets invested in iShares Barclays 1-3 Year Treasury Bond ETF was 30.21% of the Fund.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2020.

ETF - Exchange-Traded Fund

See accompanying notes which are an integral part of these financial statements.

15

SMI FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2020 (Unaudited)

	Sound Mind Investing Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Assets
Investments in securities at fair value (cost $122,742,265, $105,646,744 and $52,194,532, respectively) (Note 3)	$122,599,429	$109,712,946	$54,156,131
Receivable for fund shares sold	262,388	46,840	3,431
Receivable for investments sold	614,703	450,164	1,269,949
Dividends receivable	381	227	107
Prepaid expenses	19,664	20,771	15,693
Total Assets	123,496,565	110,230,948	55,445,311

Liabilities
Payable for fund shares redeemed	347,118	15,086	18,372
Payable for investments purchased	5,001,081	—	1,000,518
Payable to Adviser (Note 4)	92,425	90,965	36,535
Payable to Administrator (Note 4)	7,263	5,829	3,568
Payable to trustees	2,575	2,547	2,228
Other accrued expenses	16,787	16,324	16,827
Total Liabilities	5,467,249	130,751	1,078,048
Net Assets	$118,029,316	$110,100,197	$54,367,263

Net Assets consist of:
Paid-in capital	132,129,385	101,410,967	57,647,026
Accumulated earnings (deficit)	(14,100,069)	8,689,230	(3,279,763)
Net Assets	$118,029,316	$110,100,197	$54,367,263
Shares outstanding (unlimited number of shares authorized, no par value)	13,824,977	9,191,105	6,070,505
Net asset value, offering and redemption price per share (Note 2)	$8.54	$11.98	$8.96

See accompanying notes which are an integral part of these financial statements.

16

SMI FUNDS
STATEMENTS OF OPERATIONS
For the six months ended April 30, 2020 (Unaudited)

	Sound Mind Investing Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Investment Income
Dividend income	$809,270	$1,252,912	$519,241
Total investment income	809,270	1,252,912	519,241

Expenses
Investment Adviser fees (Note 4)	683,144	562,933	265,864
Administration fees (Note 4)	19,919	16,558	8,626
Registration fees	17,814	15,853	15,884
Transfer agent fees (Note 4)	13,044	5,240	5,187
Legal fees	10,479	10,478	10,478
Fund accounting fees (Note 4)	10,478	8,707	4,536
Audit and tax preparation fees	8,702	8,702	7,211
Custodian fees	6,939	3,189	4,086
Printing and postage expenses	6,563	6,971	4,078
Insurance expenses	5,982	5,103	3,123
Trustee fees	4,456	4,212	3,591
Compliance service fees (Note 4)	4,028	4,028	4,028
Line of credit fees	3,106	2,526	1,332
Interest expense	1,187	250	1,562
Miscellaneous expenses	24,224	16,127	14,866
Total expenses	820,065	670,877	354,452
Fees contractually waived by Adviser	—	—	(12,533)
Net operating expenses	820,065	670,877	341,919
Net investment income (loss)	(10,795)	582,035	177,322

Net Realized and Change in Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	2,933,682	65,462	457,379
Net realized gain (loss) on investment securities transactions	(6,849,184)	5,462,569	(1,256,226)
Net change in unrealized depreciation on investment securities	(10,796,324)	(6,640,023)	(2,504,355)
Net realized and change in unrealized loss on investments	(14,711,826)	(1,111,992)	(3,303,202)
Net decrease in net assets resulting from operations	$(14,722,621)	$(529,957)	$(3,125,880)

See accompanying notes which are an integral part of these financial statements.

17

SOUND MIND INVESTING FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(10,795)	$709,947
Long term capital gain dividends from investment companies	2,933,682	6,889,793
Net realized loss on investment securities transactions	(6,849,184)	(16,922,243)
Net change in unrealized appreciation (depreciation) of investment securities	(10,796,324)	15,285,250
Net increase (decrease) in net assets resulting from operations	(14,722,621)	5,962,747

Distributions to Shareholders from Earnings (Note 2)	(706,878)	(31,686,762)

Capital Transactions
Proceeds from shares sold	4,512,725	9,534,328
Reinvestment of distributions	693,203	31,137,671
Amount paid for shares redeemed	(19,396,908)	(41,770,932)
Net decrease in net assets resulting from capital transactions	(14,190,980)	(1,098,933)
Total Decrease in Net Assets	(29,620,479)	(26,822,948)

Net Assets
Beginning of period	147,649,795	174,472,743
End of period	$118,029,316	$147,649,795

Share Transactions
Shares sold	497,086	1,016,592
Shares issued in reinvestment of distributions	69,320	3,689,298
Shares redeemed	(2,052,466)	(4,368,826)
Net increase (decrease) in shares outstanding	(1,486,060)	337,064

See accompanying notes which are an integral part of these financial statements.

18

SMI DYNAMIC ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$582,035	$1,246,765
Long term capital gain dividends from investment companies	65,462	—
Net realized gain on investment securities transactions	5,462,569	4,523,670
Net change in unrealized appreciation (depreciation) of investment securities	(6,640,023)	890,142
Net increase (decrease) in net assets resulting from operations	(529,957)	6,660,577

Distributions to Shareholders from Earnings (Note 2)	(1,402,469)	(1,904,317)

Capital Transactions
Proceeds from shares sold	7,931,905	10,593,607
Reinvestment of distributions	1,379,019	1,855,382
Amount paid for shares redeemed	(16,617,298)	(30,864,920)
Net decrease in net assets resulting from capital transactions	(7,306,374)	(18,415,931)
Total Decrease in Net Assets	(9,238,800)	(13,659,671)

Net Assets
Beginning of period	119,338,997	132,998,668
End of period	$110,100,197	$119,338,997

Share Transactions
Shares sold	669,125	923,300
Shares issued in reinvestment of distributions	115,593	168,060
Shares redeemed	(1,396,196)	(2,699,471)
Net decrease in shares outstanding	(611,478)	(1,608,111)

See accompanying notes which are an integral part of these financial statements.

19

SMI 50/40/10 FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$177,322	$334,016
Long term capital gain dividends from investment companies	457,379	1,095,968
Net realized loss on investment securities transactions	(1,256,226)	(4,904,653)
Net change in unrealized appreciation (depreciation) of investment securities	(2,504,355)	5,538,418
Net increase (decrease) in net assets resulting from operations	(3,125,880)	2,063,749

Distributions to Shareholders from Earnings (Note 2)	(279,593)	(2,086,727)

Capital Transactions
Proceeds from shares sold	2,521,444	12,088,587
Reinvestment of distributions	274,667	2,049,221
Amount paid for shares redeemed	(7,637,082)	(17,805,897)
Net decrease in net assets resulting from capital transactions	(4,840,971)	(3,668,089)
Total Decrease in Net Assets	(8,246,444)	(3,691,067)

Net Assets
Beginning of period	62,613,707	66,304,774
End of period	$54,367,263	$62,613,707

Share Transactions
Shares sold	272,824	1,336,143
Shares issued in reinvestment of distributions	28,641	239,395
Shares redeemed	(849,719)	(1,964,177)
Net decrease in shares outstanding	(548,254)	(388,639)

See accompanying notes which are an integral part of these financial statements.

20

THIS PAGE INTENTIONALLY LEFT BLANK

SOUND MIND INVESTING FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Six Months Ended April 30, 2020 (Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$9.64

Income from investment operations:
Net investment income (loss)(a)	—	(b)
Net realized and unrealized gain (loss) on investments	(1.05)
Total from investment operations	(1.05)

Less distributions to shareholders from:
Net investment income	(0.05)
Net realized gains	—
Total distributions	(0.05)
Paid in capital from redemption fees	—
Net asset value, end of period	$8.54

Total Return(d)	(10.99	)%(e)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$118,029
Ratio of expenses to average net assets(f)	1.20	%(g)
Ratio of expenses to average net assets excluding interest expenses(f)(h)	1.20	%(g)
Ratio of net investment income (loss) to average net assets(a)(i)	(0.02	)%(g)
Portfolio turnover rate	150.07	%(e)

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)

The amount shown for a share outstanding throughout the year does not correspond with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(g)	Annualized.
(h)	These ratios do not include the effects of other expenses refunded by the underlying funds in which the Fund invests or line of credit interest expense and borrowing costs.
(i)	This ratio is presented net of expenses and/or expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period) – (Continued)

For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$11.65	$12.52	$10.30	$11.76	$13.94

0.05	0.04	(0.05)	0.01	(0.08)
0.14	0.26	2.27	0.04 (c)	0.16
0.19	0.30	2.22	0.05	0.08

(0.05)	—	—	—	(0.07)
(2.15)	(1.17)	—	(1.51)	(2.19)
(2.20)	(1.17)	—	(1.51)	(2.26)
—	—	— (b)	— (b)	— (b)
$9.64	$11.65	$12.52	$10.30	$11.76

4.28%	2.36%	21.55%	0.55%	0.16%

$147,650	$174,473	$196,564	$194,678	$227,339
1.18%	1.16%	1.15%	1.16%	1.14%
1.17%	1.16%	1.15%	1.15%	1.13%
0.45%	0.34%	(0.41)%	0.15%	(0.59)%
192.77%	163.54%	176.40%	131.40%	216.17%

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Six Months Ended April 30, 2020 (Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$12.17

Income from investment operations:
Net investment income(a)	0.07
Net realized and unrealized gain (loss) on investments	(0.11)
Total from investment operations	(0.04)

Less distributions to shareholders from:
Net investment income	(0.15)
Net realized gains	—
Total distributions	(0.15)
Paid in capital from redemption fees	—
Net asset value, end of period	$11.98

Total Return(c)	(0.36	)%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$110,100
Ratio of expenses to average net assets(e)	1.19	%(f)
Ratio of expenses to average net assets excluding interest expenses(e)(g)	1.19	%(f)
Ratio of net investment income to average net assets(a)(h)	1.04	%(f)
Portfolio turnover rate	175.41	%(d)

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.
(g)	These ratios do not include the effects of other expenses refunded by the underlying funds in which the Fund invests or line of credit interest expense and borrowing costs.
(h)	This ratio is presented net of expenses and/or expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period) – (Continued)

For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$11.66	$11.75	$10.92	$10.99	$11.81

0.12	0.18	0.07	0.09	0.19
0.56	(0.16)	0.79	(0.02)	(0.69)
0.68	0.02	0.86	0.07	(0.50)

(0.17)	(0.11)	(0.03)	(0.14)	(0.23)
—	—	—	—	(0.09)
(0.17)	(0.11)	(0.03)	(0.14)	(0.32)
—	—	— (b)	— (b)	— (b)
$12.17	$11.66	$11.75	$10.92	$10.99

5.97%	0.15%	7.87%	0.62%	(4.52)%

$119,339	$132,999	$162,002	$180,404	$197,539
1.18%	1.16%	1.16%	1.15%	1.15%
1.17%	1.16%	1.15%	1.15%	1.15%
1.02%	1.45%	0.57%	0.80%	1.62%
218.06%	61.28%	247.10%	151.88%	248.18%

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Six Months Ended April 30, 2020 (Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$9.46

Income from investment operations:
Net investment income (loss)(c)	0.02
Net realized and unrealized gain (loss) on investments	(0.48)
Total from investment operations	(0.46)

Less distributions to shareholders from:
Net investment income	(0.04)
Net realized gains	—
Total distributions	(0.04)
Paid in capital from redemption fees	—
Net asset value, end of period	$8.96

Total Return(f)	(4.86	)%(g)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$54,367
Ratio of expenses to average net assets(h)	1.16	%(i)
Ratio of expenses to average net assets excluding interest expenses(h)(j)	1.15	%(i)
Ratio of expenses to average net assets before waiver and reimbursement(h)	1.20	%(i)
Ratio of net investment income (loss) to average net assets(c)(k)	0.60	%(i)
Portfolio turnover rate	171.04	%(g)

(a)

As described in Note 1 of the Notes to the Financial Statements, the Former 50/40/10 Fund was reorganized into the SMI Conservative Allocation Fund as of the close of business, April 27, 2018 and subsequently renamed the SMI 50/40/10 Fund (the “Fund”). The Fund is the successor to the Former 50/40/10 Fund. The performance and financial information presented incorporates the operations of the Former 50/40/10 Fund, which, as a result of the reorganization, are the Fund’s operations. The per share amounts have been adjusted for a stock split that occurred on April 27, 2018.

(b)	For the period April 29, 2015 (commencement of operations) to October 31, 2015.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(d)	Per share net investment income has been determined on the basis of average shares outstanding during the year.
(e)	Rounds to less than $0.005 per share.
(f)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(g)	Not annualized.
(h)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period) – (Continued)

For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017(a)	For the Year Ended October 31, 2016(a)	For the Period Ended October 31, 2015(a)(b)

$9.46	$9.65	$8.20	$8.13	$8.83

0.04	0.10 (d)	(0.01)	0.03	—	(e)
0.26	(0.04)	1.49	0.08	(0.70)
0.30	0.06	1.48	0.11	(0.70)

(0.06)	(0.11)	(0.03)	(0.04)	—
(0.24)	(0.14)	—	—	—
(0.30)	(0.25)	(0.03)	(0.04)	—
—	—	— (e)	— (e)	—	(e)
$9.46	$9.46	$9.65	$8.20	$8.13

3.55%	0.36%	17.99%	1.44%	(8.00	)%(g)

$62,614	$66,305	$22,007	$18,363	$13,147
1.16%	1.24%	1.46%	1.45%	1.45	%(i)
1.15%	1.23%	1.45%	1.45%	1.45	%(i)
1.21%	1.39%	1.56%	1.76%	2.75	%(i)
0.53%	1.03%	(0.17)%	0.30%	(0.09	)%(i)
225.42%	155.28%	212.36%	146.24%	184.30	%(g)

(i)	Annualized.
(j)	These ratios do not include the effects of other expenses refunded by the underlying funds in which the Fund invests or line of credit interest expense and borrowing costs.
(k)	This ratio is presented net of expenses and/or expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2020 (Unaudited)

NOTE 1. ORGANIZATION

The Sound Mind Investing Fund (“SMI Fund”), SMI Dynamic Allocation Fund and SMI 50/40/10 Fund (formerly, the SMI Conservative Allocation Fund) (each a “Fund” and collectively, the “Funds”) are each a diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Funds is SMI Advisory Services, LLC (the “Adviser”). The SMI Fund seeks to provide long-term capital appreciation. The SMI Dynamic Allocation Fund and SMI 50/40/10 Fund seek total return.

Each of the Funds is a “fund-of-funds” in which each Fund may invest in other investment companies, including exchange-traded funds. For a discussion on the strategies employed by each of the Funds, please refer to pages 7-9 of this report.

At the close of business on April 27, 2018, the SMI Conservative Allocation Fund was renamed the SMI 50/40/10 Fund and acquired all of the assets and assumed all of the liabilities of the previous SMI 50/40/10 Fund (the “Former 50/40/10 Fund”), pursuant to an agreement and plan of reorganization approved by the Board on December 12, 2017. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. The SMI 50/40/10 Fund is considered the surviving entity for tax purposes.

Due to the reorganization on April 27, 2018, the number of outstanding shares of the Former 50/40/10 Fund increased by a factor of 1.132099; and since the Former 50/40/10 Fund’s total number of shares outstanding increased, the net asset value decreased. The reorganization did not affect the value of the Former 50/40/10 Fund’s net assets or each shareholder’s proportional ownership interest in those assets. The per share data presented in the Financial Highlights have been adjusted for periods prior to April 27, 2018 as a result.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2020 (Unaudited) – (Continued)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended April 30, 2020, none of the Funds had a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statements of operations when incurred. During the six months ended April 30, 2020, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2020 (Unaudited) – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, a Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2020 (Unaudited) – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of day pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases the security will generally be categorized as a Level 2 security.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

	Valuation Inputs
SMI Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$76,518,567	$—	$—	$76,518,567
Mutual Funds	37,758,294	1,094,754	—	38,853,048
Money Market Funds	7,227,814	—	—	7,227,814
Total	$121,504,674	$1,094,754	$—	$122,599,429

	Valuation Inputs
SMI Dynamic Allocation Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$109,271,148	$—	$—	$109,271,148
Money Market Funds	441,798	—	—	441,798
Total	$109,712,946	$—	$—	$109,712,946

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2020 (Unaudited) – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

	Valuation Inputs
SMI 50/40/10 Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$42,834,138	$—	$—	$42,834,138
Mutual Funds	11,273,901	—	—	11,273,901
Money Market Funds	48,092	—	—	48,092
Total	$54,156,131	$—	$—	$54,156,131

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement with respect to each Fund (the “Advisory Agreements”), the Adviser is responsible for managing each Fund’s investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on the Funds’ average daily net assets as follows:

Fund Assets	SMI Fund Management Fee	SMI Dynamic Allocation Fund Management Fee	SMI 50/40/10 Fund Management Fee
$1 – $100 million	1.00%	1.00%	0.90%
$100,000,001 – $250 million	1.00%	1.00%	0.80%
$250,000,001 to $500 million	0.90%	0.90%	0.70%
Over $500 million	0.80%	0.80%	0.60%

For the six months ended April 30, 2020, fees earned and waived by the Adviser and amounts due to the Adviser at April 30, 2020 were as follows:

	SMI Fund Management Fee	SMI Dynamic Allocation Fund Management Fee	SMI 50/40/10 Fund Management Fee
Management fees earned	$683,144	$562,933	$265,864
Fees waived by Adviser	—	—	(12,533)
Payable to Adviser	92,425	90,965	36,535

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2020 (Unaudited) – (Continued)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (Continued)

The Adviser contractually has agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with GAAP, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.50% of the Fund’s average daily net assets with respect to the SMI Fund, 1.45% with respect to the SMI Dynamic Allocation Fund, and 1.15% with respect to the SMI 50/40/10 Fund. The contractual arrangement for each Fund is in place through February 28, 2021.

Each waiver or expense reimbursement by the Adviser is subject to repayment by the applicable Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the fee waiver or expense reimbursements and the expense limitation at the time of the repayment.

As of April 30, 2020, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements from the SMI 50/40/10 Fund as follows:

Recoverable through	Amount
October 31, 2020	$31,049
October 31, 2021	88,833
October 31, 2022	33,330
April 30, 2023	12,533

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) to provide the Funds with administration, compliance (including a chief compliance officer), fund accounting, and transfer agent services, including all regulatory reporting. Expenses incurred by the Funds for these services are allocated to the individual Funds based on each Fund’s relative net assets.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Funds’ shares. The Distributor is a wholly-owned subsidiary of the Administrator.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2020 (Unaudited) – (Continued)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (Continued)

For the six months ended April 30, 2020, fees for administration, compliance, fund accounting, and transfer agent services, and amounts due to the Administrator at April 30, 2020 were as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Administration	$19,919	$16,558	$8,626
Compliance expenses	4,028	4,028	4,028
Fund accounting	10,478	8,707	4,536
Transfer agent	13,044	5,240	5,187
Payable to Administrator	7,263	5,829	3,568

There were no payments made to the Distributor by the Funds for the six months ended April 30, 2020.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2020, purchases and sales of investment securities, other than short-term investments were as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Purchases	$200,693,487	$193,883,472	$100,408,022
Sales	$214,256,198	$201,828,505	$103,993,640

There were no purchases or sales of long-term U.S. government obligations during the six months ended April 30, 2020.

NOTE 6. LINE OF CREDIT

During the six months ended April 30, 2020, the Trust, on behalf of the Funds, entered into a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”), expiring on January 22, 2021. Under the terms of the agreement, each of the Funds may borrow up to the lesser of 10% of a Fund’s daily market value or $5 million at an interest rate equal to the London Interbank Offered Rate (“LIBOR”) plus 150 basis points, 2.33% as of April 30, 2020. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $5 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2020 (Unaudited) – (Continued)

NOTE 6. LINE OF CREDIT – (Continued)

purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. To the extent that the line of credit is utilized, it will be collateralized by securities in the Funds’ portfolios.

As of April 30, 2020, the Funds had no outstanding borrowings under this Line of Credit.

Fund	Average Daily Loan Balance(a)	Weighted Average Interest Rate(a)	Number of Days Outstanding(b)	Interest Expense Accrued	Maximum Loan Outstanding
SMI Fund	$876,853	3.22%	15	$1,187	$2,500,000
SMI Dynamic Allocation Fund	182,857	3.10%	16	250	825,000
SMI 50/40/10 Fund	649,842	3.11%	30	1,562	1,850,000

(a)	Averages based on the number of days outstanding.
(b)	Number of Days Outstanding represents the total days during the six months ended April 30, 2020, that a Fund utilized the Line of Credit.

NOTE 7. FEDERAL TAX INFORMATION

At April 30, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Gross unrealized appreciation	$2,876,922	$4,066,202	$2,290,720
Gross unrealized depreciation	(3,373,250)	—	(329,121)
Net unrealized appreciation/(depreciation) on investments	$(496,328)	$4,066,202	$1,961,599
Tax cost of investments	$123,095,757	$105,646,744	$52,194,532

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2020 (Unaudited) – (Continued)

NOTE 7. FEDERAL TAX INFORMATION – (Continued)

The tax character of distributions for the fiscal year ended October 31, 2019, the Funds’ most recent fiscal year end, was as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Distributions paid from:
Ordinary income(a)	$8,111,023	$1,904,317	$473,367
Long-term capital gains	23,575,739	—	1,613,360
Total distributions paid	$31,686,762	$1,904,317	$2,086,727

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

At October 31, 2019, the components of accumulated earnings (accumulated losses) on a tax basis was as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Undistributed ordinary income	$706,877	$748,730	$47,161
Accumulated capital and other losses	(9,677,443)	(833,299)	(4,387,405)
Unrealized appreciation on investments	10,299,996	10,706,225	4,465,954
Total accumulated earnings	$1,329,430	$10,621,656	$125,710

At October 31, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

At October 31, 2019, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	SMI Fund		SMI Dynamic Allocation Fund		SMI 50/40/10 Fund
	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term
Non-Expiring	$9,677,443	$—	$833,299	$—	$4,387,405	$—

Capital loss carryforwards are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the fiscal year ended October 31, 2019, the SMI Dynamic Allocation Fund utilized $4,533,054 of its capital loss carryforwards.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2020 (Unaudited) – (Continued)

NOTE 8. INVESTMENT IN OTHER INVESTMENT COMPANIES

Each Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end mutual funds and money market mutual funds. The Funds will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of April 30, 2020, the SMI Fund had 64.83% of the value of its net assets invested in ETFs and had 32.92% of the value of its net assets invested in open-end mutual funds. As of April 30, 2020, the SMI Dynamic Allocation Fund had 99.25% of the value of its net assets invested in ETFs. As of April 30, 2020, the SMI 50/40/10 Fund had 78.78% of the value of its net assets invested in ETFs and had 20.74% of the value of its net assets invested in open-end mutual funds. The financial statements of these ETFs and open-end mutual funds can be found at www.sec.gov.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 through April 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

SUMMARY OF FUND EXPENSES – (Unaudited), (Continued)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
SMI FUND
Actual	$1,000.00	$890.10	$5.64	1.20%
Hypothetical(b)	$1,000.00	$1,018.88	$6.02	1.20%

SMI DYNAMIC ALLOCATION FUND
Actual	$1,000.00	$996.40	$5.91	1.19%
Hypothetical(b)	$1,000.00	$1,018.93	$5.97	1.19%

SMI 50/40/10 FUND
Actual	$1,000.00	$951.40	$5.63	1.16%
Hypothetical(b)	$1,000.00	$1,019.10	$5.82	1.16%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited)

At a meeting held on December 2-3, 2019, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreements (the “SMI Agreements”) between Valued Advisers Trust (the “Trust”) and SMI Advisory Services, LLC (“SMI”) with respect to the Sound Mind Investing Fund, the SMI Dynamic Allocation Fund, and the SMI 50/40/10 Fund (the “SMI Funds”). SMI provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to SMI and the SMI Agreements. In assessing the factors, the Board took into consideration information furnished by SMI and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the annual renewal process, including: (i) reports regarding the services and support provided to the SMI Funds and their shareholders by SMI; (ii) quarterly assessments of the investment performance of the SMI Funds by personnel of SMI; (iii) commentary on the reasons for the SMI Funds’ performance; (iv) presentations by SMI addressing SMI’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the SMI Funds and SMI; (vi) disclosure information contained in the registration statement for the SMI Funds and the Form ADV of SMI; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the SMI Agreements. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about SMI, including its financial information, a description of personnel and the services it provides to the SMI Funds; information on SMI’s investment advice and performance; summaries of the SMI Funds’ expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the SMI Funds; and (c) the benefits to be realized by SMI from its relationship with the SMI Funds. The Board did not identify any particular information that was most relevant to its consideration of the SMI Agreements and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by SMI. In this regard, the Board considered SMI’s responsibilities under the SMI Agreements. The Trustees considered the services being provided by SMI to the SMI Funds, including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the investment objectives and limitations, its coordination of services for the SMI Funds among the service providers to the SMI Funds and its efforts to promote the SMI Funds and grow their assets. The Trustees considered SMI’s continuity of, and commitment to retain, qualified personnel and SMI’s commitment to maintain and enhance its resources and systems. The Trustees considered SMI’s personnel, including the education and experience of SMI’s personnel. After considering the foregoing information and further information in the Meeting materials provided by SMI (including SMI’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by SMI were satisfactory and adequate for the SMI Funds.

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited), (Continued)

2.

Investment Performance of the SMI Funds and SMI. In considering the investment performance of the SMI Funds and SMI, the Trustees compared the performance of the SMI Funds with the performance of funds in the same Morningstar category, as well as with peer group data. They also compared the performance of the SMI Funds to the performance of composites of separately managed accounts (“SMAs”) utilizing the same strategies utilized by the SMI Funds. The Trustees also considered the consistency of SMI’s management of the SMI Funds with each of the SMI Fund’s investment objective, strategies, and limitations. The Trustees noted that the performance of each of the various SMA strategies was comparable to the performance of the applicable SMI Fund(s) using those strategies. They considered the explanations provided by SMI regarding the reasons for differences in performance, and determined them to be reasonable. The Trustees noted and gave significant consideration to SMI’s view that the “upgrading” strategy utilized by the Sound Mind Investing Fund did not allow it to be appropriately compared to any particular peer category, although data for the Morningstar category was reviewed and considered. The Trustees observed that the Sound Mind Investing Fund underperformed compared to its category average for the one month, three month, year-to-date, one year, three year, five year, and ten year periods ended September 30, 2019. They also noted that the Sound Mind Investing Fund performed below its benchmarks for the all periods presented. With respect to the SMI Dynamic Allocation Fund, the Trustees noted that the fund performed below the category average and median for the one month, year-to-date, three year, and five year periods ended September 30, 2019, and had outperformed for the three month and one year periods. They also noted that the SMI Dynamic Allocation Fund outperformed as compared to its peer group average and median for the three month period, but had underperformed as compared to its peer group for all other periods presented. The Trustees observed that the SMI 50/40/10 Fund underperformed as compared to its category average and median for the one month, year-to-date, one year and three year periods ended September 30, 2019, but had outperformed the category average and median for the three month period. As compared to its peer group average and median, the Trustees noted that the SMI 50/40/10 Fund had also underperformed for the one month, year-to-date, one year and three year periods, but had outperformed for the three month period. After reviewing and discussing the investment performance of the SMI Funds further, SMI’s experience managing the SMI Funds, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the SMI Funds was acceptable.

3.

The costs of the services to be provided and profits to be realized by SMI from the relationship with the SMI Funds. In considering the costs of services to be provided and the profits to be realized by SMI from the relationship with the SMI Funds, the Trustees considered: (1) SMI’s financial condition; (2) the asset levels of the SMI Funds; (3) the overall expenses of the SMI Funds; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by SMI regarding its profits associated with managing the SMI Funds. The Trustees also considered potential benefits for SMI in managing the SMI Funds. The Trustees then compared the fees and expenses of the SMI Funds (including the management fee) to other comparable mutual funds, including each of the SMI Fund’s Morningstar category averages, and each of the SMI Fund’s peer group averages. The Trustees noted that the Sound Mind Investing Fund’s management fee and net expense ratio were higher than the Morningstar category average and median, but the management fee was equal to that of the fund considered by SMI to be the closest competitor, and the net expense ratio was lower than the competitor. With respect to the SMI Dynamic Allocation Fund, the Trustees observed that the management fee and net expense ratio were

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited), (Continued)

higher than the category average and median. They also noted that the SMI Dynamic Allocation Fund’s management fee was very comparable to the average and median of its peer group, while its net expense ratio was lower than the average and median of its peer group. With respect to the SMI 50/40/10 Fund, the Trustees noted that both the management fee and net expense ratio were higher than the category average and median. They noted that the management fee was higher than the peer group average, but equal to the peer group median. They also noted that the net expense ratio was lower than the peer group average, but equal to the peer group median. In light of the unique services rendered to the SMI Funds by SMI, the view of SMI that the categorization with respect to the Sound Mind Investing Fund did not provide an appropriate peer group for a comparison, the profits realized by SMI in managing the SMI Funds, and all other facts and circumstances they deemed relevant, the Trustees concluded that the management fees paid by the SMI Funds were fair and reasonable in relation to the nature and quality of the services provided by SMI.

4.

The extent to which economies of scale would be realized as the SMI Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the SMI Funds’ investors. In this regard, the Trustees considered the fee arrangements with SMI for the SMI Funds. The Trustees considered that the management fee for each of the SMI Funds has breakpoints that would allow shareholders to realize economies of scale as assets grow. The Trustees noted that none of the SMI Funds were currently at an asset level to take advantage of the breakpoints; however, the Board also noted the expense limitation arrangements in place with respect to each of the SMI Funds, and that each SMI Fund’s shareholders had experienced benefits from those arrangements. In light of its ongoing consideration of the asset levels of each of the SMI Funds, expectations for growth, and fee levels, the Board determined that the fee arrangements for each of the SMI Funds, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by SMI.

5.

Possible conflicts of interest and benefits to SMI. In considering SMI’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the SMI Funds; the basis of decisions to buy or sell securities for the SMI Funds; and the substance and administration of SMI’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to SMI’s potential conflicts of interest. The Board noted that SMI has a separately managed account (“SMA”) product, and that if an SMI Fund is owned within an SMA, the SMA will not charge a management fee for those assets invested in an SMI Fund. The Board also noted that SMI does not engage in soft dollar arrangements and has not identified any indirect benefits from its relationship with the SMI Funds. Based on the foregoing, the Board determined that SMI’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the SMI Agreements between the Trust and SMI.

FACTS	WHAT DO THE SMI FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons SMI Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do SMI Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 764-3863

Who we are
Who is providing this notice?	SMI Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)

What we do
How do SMI Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do SMI Funds collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● SMI Advisory Services, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The SMI Funds do not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The SMI Funds do not jointly market.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 are available (1) without charge upon request by calling the Funds at (877) 764-3863 and (2) in the Funds’ documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Gregory T. Knoth, Principal Financial Officer and Treasurer

Kevin J. Patton, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

SMI Advisory Services, LLC

4400 Ray Boll Blvd.

Columbus, IN 47203

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

SOUND MIND
INVESTING FUND
(SMIFX)

SMI DYNAMIC
ALLOCATION FUND
(SMIDX)

SMI 50/40/10 FUND
(SMILX)

SEMI-ANNUAL REPORT
APRIL 30, 2020

Funds’ Adviser:
SMI Advisory Services, LLC
4400 Ray Boll Blvd.
Columbus, IN 47203

(877) 764-3863
(877) SMI-FUND
www.smifund.com

 Item 2. Code of Ethics. NOT APPLICABLE- disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE- disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a) (1)	NOT APPLICABLE- disclosed with annual report

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	7/1/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	7/1/2020

By	/s/ Gregory Knoth
Gregory Knoth, Treasurer and Principal Financial Officer

Date	7/1/2020